UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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AUDACY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Audacy, Inc.
2400 Market Street, 4th Floor
Philadelphia, Pennsylvania 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Audacy, Inc. (the “Company”) will be a virtual meeting conducted via live webcast on Tuesday, May 24, 2023 at 8:30 a.m., Eastern Daylight Time, (the “Annual Meeting”), for the following purposes:

1.To elect three Directors, in Board Class III, each for a three year term expiring at the 2026 annual meeting of shareholders or until each such Director’s successor is duly elected and qualified;
2.To approve an amendment to our Amended and Restated Articles of Incorporation to permit us to effect a reverse stock split of our outstanding Class A and Class B Common Stock, at a ratio within a range between one-for-two and one-for-30, subject to and as determined by a committee appointed by our Board of Directors;
3.To conduct an advisory vote on executive compensation;
4.To conduct an advisory vote on the frequency of future advisory votes on executive compensation;
5.To ratify the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023; and
6.To transact such other business as may properly come before the Annual Meeting and/or any adjournments thereof.

    The virtual Annual Meeting will be accessible at: https://web.lumiagm.com/290521398 (Passcode: audacy2023). If you were a shareholder of record of our Class A Common Stock, par value $0.01 per share, or Class B Common Stock, par value $0.01 per share, at the close of business on March 17, 2023, you may vote in connection with this Annual Meeting as described in our 2023 Proxy Statement. Please note that this is a virtual Annual Meeting; there is no in-person annual meeting for you to attend.
To participate during the virtual Annual Meeting, you will need the 11-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 8:15 a.m., Eastern Daylight Time. If you wish to listen to the meeting, but not vote at the meeting, you do not need to check-in in advance and you do not need an 11-digit control number.
    In the event a quorum is not present at the Annual Meeting and such meeting is adjourned to a later date at least fifteen days after the initial date of the Annual Meeting, then those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matters to be considered.
By Order of the Board of Directors,
Andrew P. Sutor, IV
Secretary
Philadelphia, Pennsylvania
April 11, 2023

PRELIMINARY COPY DATED MARCH 24, 2023, SUBJECT TO COMPLETION
Audacy, Inc.
2400 Market Street, 4th Floor
Philadelphia, Pennsylvania 19103
________________________________________________________________

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 24, 2023
________________________________________________________________

    The Annual Meeting of Shareholders of Audacy, Inc. will be held by a live webcast on Tuesday, May 24, 2023 at 8:30 a.m, Eastern Daylight Time.
    The virtual Annual Meeting will be accessible at:    https://web.lumiagm.com/290521398
    Passcode:    audacy2023
Please note that this is a virtual Annual Meeting; there is no in-person annual meeting for you to attend. To participate during the virtual Annual Meeting, you will need the 11-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 8:15 a.m., Eastern Daylight Time. If you wish to listen to the meeting, but not vote at the meeting, you do not need to check-in in advance and you do not need an 11-digit control number.
ABOUT THIS PROXY STATEMENT
    Our Board of Directors has prepared this proxy statement to solicit your vote at the 2023 Annual Meeting of Shareholders, including any adjournment or postponement thereof (the “Annual Meeting”). We will pay all expenses incurred in connection with this proxy solicitation. In addition to preparing this proxy statement, we have hired D.F. King & Co., Inc., a division of American Stock Transfer & Trust Company, LLC, to be our proxy solicitation agent for a fee of approximately $8,500 plus expenses. We also may make solicitations by telephone, facsimile or other forms of communication. Brokers, banks and other nominees who hold our stock for other beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners.
    In this proxy statement we summarize information that we are required to provide to you under the Securities and Exchange Commission rules. This proxy statement is designed to assist you in voting your shares. The proxy materials are first being mailed on or about April 11, 2023 to all shareholders of record of our Class A and Class B Common Stock, par value $0.01 per share, at the close of business as of March 17, 2023. Unless the context requires otherwise, all references in this proxy statement to Audacy, Inc., “Audacy,” “we,” “us,” “our” and similar terms, refer to Audacy, Inc. and its consolidated subsidiaries.
INTERNET AVAILABILITY OF PROXY MATERIAL
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 24, 2023. The Proxy Statement and Annual Report are available at www.audacyinc.com/investors. Select “Annual Meeting and Proxy Materials.”
PROPOSALS
    At the Annual Meeting, our shareholders will be asked to vote upon the following Proposals:

•Proposal 1: Election of three Directors in Board Class III. Our Board of Directors has nominated the following persons to stand for election as Directors in Board Class III each with a three year term expiring at the 2026 Annual Meeting or until each such Director’s successor is duly elected and qualified: David J. Field, Joseph M. Field and David J. Berkman.

•Proposal 2: Reverse Stock Split. The Board of Directors is submitting to our shareholders, for their approval, an amendment to our Amended and Restated Articles of Incorporation to permit us to effect a reverse stock split of our outstanding Class A and Class B Common Stock, at a ratio within a range between one-for-two and one-for-30, subject to and as determined by a committee appointed by our Board of Directors.
•Proposal 3: Say on Pay. The Board of Directors is submitting to our shareholders, for their approval, an advisory vote on executive compensation.

•Proposal 4: Say When on Pay. The Board of Directors is submitting to our shareholders, for their approval, an advisory vote on the frequency of future advisory votes on executive compensation.

•Proposal 5: Ratification of the Selection of Independent Registered Public Accounting Firm. The Audit Committee of our Board of Directors has selected Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023, and is proposing that the shareholders ratify such selection.

INFORMATION ABOUT VOTING
Record Holders. If you are a shareholder of record of our Class A Common Stock as of the close of business on March 17, 2023, you may vote your shares:
•By Proxy: You may vote your shares via a toll-free telephone number (1-800-PROXIES (1-800-776-9437)) or over the Internet (www.voteproxy.com) as instructed in the Notice of Internet Availability of Proxy Materials. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations.
•In Person (virtually / on-line): To participate during the virtual Annual Meeting, you will need the 11-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card. We encourage you to allow ample time for online check-in, which will begin at 8:15 a.m., Eastern Daylight Time.

    If you are a shareholder of record of our Class B Common Stock as of the close of business on March 17, 2023, you may vote your shares:
•By Proxy: You can vote by completing, signing and dating the enclosed proxy card and returning it to us by mail in the envelope provided. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card are your proxies. They will vote your shares as you indicate. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations.
•In Person (virtually / on-line): To participate during the virtual Annual Meeting, you will need to provide your ballot to the Corporate Secretary of the Company.
    You may revoke your proxy before it is voted at the meeting if you: (i) send a written notice of revocation dated after the proxy date to our Corporate Secretary; (ii) send our Corporate Secretary a later dated proxy for the same shares of Common Stock; or (iii) attend the virtual Annual Meeting and vote online.
    The address for our Corporate Secretary is Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103, Attention: Andrew P. Sutor, IV, Secretary.
Beneficial Owners: shares registered in the name of a broker or bank. If your Class A Common Stock is registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner, you should receive a proxy card and voting instructions from the actual record holder (i.e., your bank, broker or other agent), rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. Many of these institutions offer telephone and Internet voting.
To participate during the virtual Annual Meeting and cast a vote, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the virtual Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219

Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Daylight Time, on Friday May 19, 2023. You will receive a confirmation of your registration by email after we receive your registration materials.
VOTING SECURITIES
    Our Amended and Restated Articles of Incorporation (the “Charter”) provide that each share of Class A Common Stock is entitled to one vote and that each share of Class B Common Stock is entitled to ten votes, except: (i) any share of Class B Common Stock not voted by either Joseph M. Field or David J. Field, in their own right or pursuant to a proxy, is entitled to one vote; (ii) the holders of Class A Common Stock, voting as a single class, are entitled to elect two Class A Directors; (iii) each share of Class B Common Stock is entitled to one vote with respect to certain “Going Private Transactions” (as defined in the Charter); and (iv) as required by law. Therefore:
•Shareholders of our Class A Common Stock at the close of business on March 17, 2023 will be entitled to vote on Proposals 1 through 5.
•Shareholders of our Class B Common Stock at the close of business on March 17, 2023 will be entitled to vote on Proposals 1 through 5.

    At the close of business on March 17, 2023, there were 147,067,534 outstanding shares of Class A Common Stock, which include 11,811,211 shares that are either unvested restricted stock or vested but deferred shares of restricted stock (neither of which has the right to vote). As a result, as of the close of business on March 17, 2023, there were 135,256,323 shares of our outstanding shares of Class A Common Stock entitled to vote at the Annual Meeting. In addition, at the close of business on March 17, 2023, there were 4,045,199 outstanding shares of our Class B Common Stock and no outstanding shares of our Class C Common Stock. Each share of Class B Common Stock voted by Joseph M. Field or David J. Field with respect to any proposal (at the 2023 Annual Meeting) is entitled to ten votes. Holders of our Class C Common Stock, of which there are none, would not be entitled to vote on these proposals.
INFORMATION ABOUT QUORUM AND REQUIRED VOTES
    The presence in person (virtually) or by proxy of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter or proposal to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter or proposal. Assuming a quorum is present, votes on the proposals will be tallied as follows:
•Proposal 1: Election of three Directors in Board Class III. Subject to the “Plurality Plus” voting requirements described below, the three persons nominated as Directors in Board Class III receiving the most votes from all shares of Class A Common Stock and Class B Common Stock will be elected.

•Proposal 2: Reverse Stock Split. Approval of an amendment to our Amended and Restated Articles of Incorporation to permit us to effect a reverse stock split of our outstanding Class A and Class B Common Stock requires the affirmative vote from a majority of the votes of all shares of Class A Common Stock and Class B Common Stock that are present in person or by proxy and are voting on such proposal.

•Proposal 3: Say on Pay. Approval of the advisory vote on executive compensation requires the affirmative vote from a majority of the votes of all shares of Class A Common Stock and Class B Common Stock that are present in person or by proxy and are voting on such proposal.

•Proposal 4: Say When on Pay. Shareholders will have an opportunity to vote on the frequency of advisory votes on executive compensation of every one, two or three years. The frequency receiving the most votes from shares of Class A Common Stock and Class B Common Stock that are present in person or by proxy and are voting on such proposal will prevail as the advisory selection of our shareholders.

•Proposal 5: Ratification of the Selection of Independent Registered Public Accounting Firm. The ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2023, requires the affirmative vote from a majority of the votes of all shares of Class A Common Stock and Class B Common Stock that are present in person or by proxy and are voting on such proposal.
    In the event a quorum is not present at the meeting and such meeting is adjourned to a later date at least fifteen days after the initial date of the meeting, then those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matters to be considered.
    Unless otherwise required by our Bylaws or by applicable law, approval of any other matter properly presented for a vote at the meeting will require the affirmative vote of a majority of the votes cast by all holders of Class A Common Stock and Class B Common Stock present in person (virtually) or by proxy; provided that if any shareholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class who are present in person (virtually) or by proxy.
    Shares of our common stock represented by proxies that are marked “withhold authority” or are marked “abstain,” or which constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Broker non-votes occur when a nominee holding shares of our common stock for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess, or chooses to not exercise, discretionary authority with respect thereto.
    Generally, with respect to any matter to be decided by a plurality (such as the election of Directors) or a majority of the votes cast at the meeting, proxies marked “withhold authority” or marked “abstain,” or which constitute broker non-votes will not be counted for the purpose of determining the number of votes cast at the meeting and will have no effect on the outcome of such vote.
Plurality Plus Requirement – Election of Directors
    In 2020, our Board of Directors approved an amendment to our Bylaws to implement a Plurality Plus voting standard. In connection therewith, each person who is nominated to stand for election as Director must, as a condition to such nomination, tender an irrevocable conditional resignation in advance of the meeting for the election of directors. Each of the Board of Directors' nominees has submitted the required irrevocable conditional resignation. In an uncontested election of directors, where the number of nominees does not exceed the number of Directors to be elected:
•If any nominee who is not an incumbent director receives a plurality of the votes cast but does not receive a majority of the votes cast, the resignation of such nominee referenced above will be automatically accepted.
•If the nominee is an incumbent director who is standing for re-election and such nominee receives a plurality of the votes cast but does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept the director’s resignation or whether other action should be taken. Each Director standing for reelection at such meeting of shareholders not receiving a majority of the votes cast must recuse themselves and not participate in the Committee’s recommendation or the Board of Directors’ decision regarding the tendered resignation; provided that, if in the event of such recusal(s) the Committee has less than one voting participant, then the Committee shall make no recommendation. The Board of Directors will consider the Committee’s recommendation (if any) and publicly disclose the Board of Directors’ decision and the basis for that decision within 90 days from the date of the certification of the final election results.
    For purposes of this Plurality Plus voting standard, a majority of the votes cast means that the number of shares voted “for” must exceed the number of shares voted “withhold” with respect to a director’s election. Votes cast shall not include abstentions or broker non-votes. In a contested election where the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes cast.

QUESTIONS
The Annual Meeting of Shareholders will be a live virtual meeting affording our shareholders the same rights and access as if the meeting were held in person, including the ability to ask questions electronically during the meeting. In addition, all guests attending the meeting will also be provided the opportunity to ask questions electronically.
INFORMATION TO RELY UPON WHEN CASTING YOUR VOTE

    You should rely only on the information contained in this proxy statement. We have not authorized anyone to give any information or to make any representations in connection with this proxy solicitation other than those contained in this proxy statement. You should not rely on any information or representation not contained in this proxy statement. You should not infer under any circumstances that because of the delivery to you of this proxy statement there has not been a change in the facts set forth in this proxy statement or in our affairs since the date of this proxy statement. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.
NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This proxy statement and the accompanying material may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements are not statements of historical facts, but rather reflect our current expectations concerning future results and events. You can identify these forward-looking statements by our use of words such as “anticipates,” “believes,” “continues,” “expects,” “intends,” “likely,” “may,” “opportunity,” “plans,” “potential,” “project,” “will,” and similar expressions, whether in the negative or the affirmative. We cannot guarantee that we actually will achieve these plans, intentions or expectations. These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond our control, which could cause actual results to differ materially from those forecasted or anticipated in such forward-looking statements.
    You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this proxy statement. We undertake no obligation to update these statements or publicly release the result of any revisions to these statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Proposals

PROPOSAL 1

ELECTION OF THREE DIRECTORS IN BOARD CLASS III
DESCRIPTION OF PROPOSAL

    Presently, there are nine members of our Board of Directors (including two Class A Directors and seven other directors). Proxies cannot be voted for a greater number of persons than the number of nominees named.

    Three Directors in Board Class III will be elected at the 2023 Annual Meeting to serve until the 2026 Annual Meeting or until each such Director’s successor is duly elected and qualified. The nominees to Board Class III of our Board of Directors are David J. Field, Joseph M. Field and David J. Berkman. Each such nominee has consented to serve if elected, but should such nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by our Board of Directors.
BOARD OF DIRECTORS’ NOMINEES FOR CLASS III OF THE BOARD OF DIRECTORS

•David J. Field – Director, Chairman, President & Chief Executive Officer. David J. Field (age 60) has served as our Chairman since 2017, our Chief Executive Officer since 2002, our President since 1998, and one of our Directors since 1995. Mr. Field is our Principal Executive Officer. He also served as our Chief Operating Officer from 1996 to 2002 and Chief Financial Officer from 1992 to 1998. Mr. Field served as Chairman of the Radio Board of the National Association of Broadcasters from 2005 to 2007. Mr. Field also currently serves on the boards of directors of the National Association of Broadcasters, the National Constitution Center, and The Wilderness Society. He has a B.A. from Amherst College and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Field was named the 2006 and 2017 Radio Executive of the Year by Radio Ink Magazine, and a “Giant in Broadcasting” in 2017 by the International Radio & Television Society. In 2017, Mr. Field received the National Association of Broadcasters’ National Radio Award. He is a three-time recipient of Institutional Investor Magazine’s “Best CEOs in America.” Mr. Field is the son of Joseph M. Field.

•Joseph M. Field – Chairman Emeritus & Director. Joseph M. Field (age 91) founded the Company in 1968, served as President, Chief Executive Officer and Chairman from formation until 1998, as Chief Executive Officer and Chairman from formation until 2002, as Chairman until 2017, and as a Director at all times since our inception. Before entering the broadcasting business, Mr. Field practiced law for 14 years in New York (including service as an Assistant United States Attorney for the Southern District of New York) and Philadelphia. Mr. Field served on the Board of Directors of the National Association of Broadcasters for the years 1992 through 1996. At present Mr. Field serves on the Boards of Directors of the Broadcasters’ Foundation of America, the Philadelphia Orchestra Association, the Mary Louise Curtis Bok Foundation, the Settlement Music School, the Philadelphia Chamber Music Society and the Foreign Policy Research Institute. In addition, he serves on the Advisory Board of the University of Pennsylvania’s Field Center for Children’s Policy, Practice & Research. Mr. Field has a B.A. from the University of Pennsylvania, an L.L.B. from Yale Law School and a D.M. from the Curtis Institute of Music. Mr. Field is the father of David J. Field.

•David J. Berkman - Director. David J. Berkman (age 61) has served as one of Audacy’s Directors since our initial public offering in January 1999. Mr. Berkman served as our Independent Lead Director from October 2017 until May 2021. Since January 2000, Mr. Berkman has served as the Managing Partner of Associated Partners, LP, a private equity firm primarily engaged in telecommunications infrastructure investments. He also serves on the boards of directors of Hamilton Lane Inc., Chemimage Corporation and Watchbox Holdings US. Mr. Berkman has a B.S. from the Wharton School of the University of Pennsylvania.
RECOMMENDATION OF THE BOARD OF DIRECTORS

    Our Board of Directors unanimously recommends that you vote “FOR” the nominees listed above.

In nominating the present slate of Directors to be considered at the 2023 Annual Meeting, our Board and our Nominating/Corporate Governance Committee considered the following specific experience, qualifications, attributes or skills in concluding that each such nominee should continue to serve as a Director of the Company:

David J. Field has served as our Chairman of the Board since 2017, our Chief Executive Officer since 2002 and a Director since 1995. In addition to having served in various operating and financial capacities for the Company, Mr. Field has previous experience in the investment banking industry. Further, Mr. Field has experience in serving in a leadership capacity within the radio broadcast industry.

Joseph M. Field is the founder of the Company. Mr. Field had served as our Chairman of the Board since our founding in 1968 until our merger with CBS Radio in 2017. Formerly, Mr. Field served as our President/CEO for 30 years and as our CEO for 33 years.

David J. Berkman has served as one of our Directors since the consummation of our initial public offering in January 1999. Mr. Berkman previously served as our Independent Lead Director. Mr. Berkman has served as an executive officer and director of a number of public/private companies including several directly involved in the media and communication industries. As a director of these companies, Mr. Berkman serves on various board committees.

PROPOSAL 2

APPROVAL OF A REVERSE STOCK SPLIT
DESCRIPTION OF PROPOSAL

We are asking that our shareholders approve an amendment to our Amended and Restated Articles of Incorporation to permit us to effect a reverse stock split of our outstanding Class A and Class B Common Stock at a reverse stock split ratio ranging from any whole number between one new share for every two existing shares and one new share for every 30 existing shares (the “Reverse Stock Split”), subject to and as determined by a committee (the “Committee”) appointed by the Board consisting of David J. Field, Joel Hollander and Sean R. Creamer. Our Board has unanimously approved and declared advisable the amendment effecting the Reverse Stock Split and recommends that our shareholders approve the amendment. The language of the amendment, which amends and restates Article EIGHTH of our Amended and Restated Articles of Incorporation, is attached to this proxy statement as Appendix A.

The primary reason we are seeking shareholder approval of the Reverse Stock Split is to attempt to increase the per share closing price of our Class A Common Stock to meet the minimum average closing price requirement for continued listing on the New York Stock Exchange (the “NYSE”). We believe that if the Reverse Stock Split proposal is not approved by our shareholders, it is likely that our Class A Common Stock will be delisted from the NYSE.

If our shareholders approve the amendment, then the Committee will cause it to be filed with the Department of State of the Commonwealth of Pennsylvania (the “Pennsylvania Department of State”) and effect the Reverse Stock Split only if the Committee subsequently determines that the Reverse Stock Split is in the best interests of the Company. The number of outstanding shares of Class A and Class B Common Stock to be combined into one share of our Class A and Class B Common Stock, respectively, at the ratio determined by the Committee within the range approved by our shareholders will be set forth in a Current Report on Form 8-K filed by the Company prior to the effective time of the Reverse Stock Split (the “Effective Time”). Following the shareholders’ approval of this Proposal 2, no further action on the part of the shareholders will be required to either implement or abandon the Reverse Stock Split and the Committee may effect and implement the Reverse Stock Split at any time.

The Committee also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the related amendment. Although we presently intend to effect the Reverse Stock Split to regain compliance with the NYSE’s minimum average closing price requirement, the Committee has the right, notwithstanding our shareholders’ approval of the proposed amendment, to abandon it at any time (without further action by our shareholders) before it is filed with the Pennsylvania Department of State. The Committee may consider a variety of factors in determining whether or not to proceed with the proposed amendment, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our Class A Common Stock, rule changes and/or guidance by the NYSE, business developments, and our actual and projected stock price performance. In particular, if the closing price of our Class A Common Stock on the NYSE is at least $1.00 as of the last trading day of any calendar month and has an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month, as discussed more fully below, the Committee may decide to abandon the filing of the proposed amendment.

As of March 17, 2023, there were 147,067,534 shares of our Class A Common Stock and 4,045,199 shares of our Class B Common Stock issued and outstanding. Based on these numbers of our outstanding Class A and Class B Common Stock, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by the Committee, issued and outstanding shares of Class A and Class B Common Stock as illustrated by the table under the caption “Effects of the Reverse Stock Split – Effect on Shares of our Class A and Class B Common Stock.”

The Reverse Stock Split will not change the number of authorized shares of our Class A or Class B Common Stock or the relative voting power of holders of our outstanding Class A or Class B Common Stock. The relative number of authorized but unissued shares of our Class A and Class B Common Stock will materially increase as a consequence of the amendment, and these shares of Class A Common Stock will be available for issuance by the Company. The Reverse Stock Split, if effected, will affect all holders of our Class A and Class B Common Stock uniformly.

No fractional shares of our Class A or Class B Common Stock will be issued as a result of the Reverse Stock Split. Instead, any shareholders of Class A or Class B Common Stock who would have been entitled to receive fractional shares as a result of the Reverse Stock Split will instead receive cash payments in lieu of such fractional shares. Each holder of our Class A or Class B Common Stock will hold the same percentage of our outstanding Class A or Class B Common Stock, respectively, immediately following the Reverse Stock Split as that shareholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in shareholders receiving cash in lieu of fractional shares. The par value of our Class A and Class B Common Stock will continue to be $0.01 per share (see “Effects of the Reverse Stock Split – Reduction in Stated Capital”).

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split is to attempt to raise the per-share trading price of our Class A Common Stock to continue our listing on the NYSE. To maintain our listing, the NYSE requires, among other things, that our Class A Common Stock have a closing price of at least $1.00 as of the last trading day of any calendar month and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.

On August 1, 2022, we were notified by the NYSE that we were not in compliance with Rule 802.01C of the NYSE’s Listed Company Manual (“Rule 802.01C”) relating to the minimum average closing price of our Class A Common Stock required over a consecutive 30 trading-day period. Under the NYSE’s rules, in addition to an initial six-month cure period which is no longer applicable to the Company, because we determined that we will seek to regain compliance, if necessary, by effecting a reverse stock split if we obtain shareholder approval at our next annual meeting of shareholders, the minimum price condition will be deemed cured if the price promptly exceeds $1.00 per share after such approval, and the price remains above that level for at least the following 30 trading days.

Since August 1, 2022, the average closing price for our Class A Common Stock, over a consecutive 30 trading-day period, has remained below $1.00 per share. We strongly encourage you to vote in favor of this Proposal 2 to increase the likelihood that compliance may be achieved prior to action being taken to delist us from the NYSE.

We are seeking shareholder approval for the authority to effectuate the Reverse Stock Split as a means of increasing the share price of our Class A Common Stock to be at or above $1.00 per share in order to attempt to avoid delisting by the NYSE. We expect that the Reverse Stock Split will increase the closing price per share of our Class A Common Stock to be above the $1.00 per share minimum price for the required number of days, thereby satisfying this listing requirement. However, there can be no assurance that the Reverse Stock Split will have that effect, initially or in the future, or that it will enable us to maintain the listing of our Class A Common Stock on the NYSE. We are not aware of any present efforts by anyone to accumulate our Class A Common Stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that the low per-share market price of our Class A Common Stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Class A Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community or with our customers. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as more speculative in nature and, as a matter of policy may avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our Class A Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our Class A Common Stock.

We believe that the decrease in the number of shares of our outstanding Class A Common Stock because of the Reverse Stock Split, and the anticipated increase in the price per share, will possibly promote greater liquidity for our shareholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that will be outstanding if the Reverse Stock Split is effected, particularly if the Committee decides on a greater ratio for the Reverse Stock Split or if the price per share of our Class A Common Stock begins a declining trend after the Reverse Stock Split is effectuated.

There can be no assurance that the Reverse Stock Split will achieve any of the desired results. There also can be no assurance that the price per share of our Class A Common Stock immediately after the Reverse Stock Split will increase proportionately with the Reverse Stock Split, or that any increase will be sustained for any period of time.

We believe the Reverse Stock Split is the best way to support the price of our Class A Common Stock to achieve the minimum average closing price level required by the NYSE, although effecting the Reverse Stock Split cannot guarantee that we will be in compliance with the minimum bid price requirement for even the minimum 30-day trading period. In addition, the Reverse Stock Split cannot guarantee we will be in compliance with the other criteria required to maintain our listing on the NYSE.

In evaluating whether to seek shareholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our shareholders approve the Reverse Stock Split, the Committee reserves the right not to effect the Reverse Stock Split if, in the Committee’s opinion, it would not be in the best interests of the Company to effect such Reverse Stock Split.

Criteria the Committee May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of shareholder approval, the Committee may consider various factors, including:

•the historical trading price and trading volume of our Class A Common Stock;
•the then-prevailing trading price and trading volume of our Class A Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Class A Common Stock in the short- and long-term;
•the listing requirements, other rules and guidance from the NYSE;
•the number of shares of our Class A and Class B Common Stock outstanding;
•the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
•prevailing general market, legal and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure you that the Reverse Stock Split will increase our stock price and for the required time period. We expect that, if implemented, the Reverse Stock Split will increase the market price of our Class A Common Stock; however, the effect of the Reverse Stock Split on the market price of our Class A Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our Class A Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Class A Common Stock following the Reverse Stock Split. Furthermore, the Reverse Stock Split may not result in a per share price that will attract investors who do not trade in lower priced stocks.

In addition, although we believe the Reverse Stock Split will enhance the marketability of our Class A Common Stock to certain potential investors, we cannot assure you that, if implemented, our Class A Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Class A Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of our Class A Common Stock declines, the percentage declines as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If implemented, the proposed Reverse Stock Split may decrease the liquidity of our Class A Common Stock and result in higher transaction costs. The liquidity of our Class A Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our shareholders who own “odd lots” of fewer than 100 shares of Class A Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Class A Common Stock as described above.

The Reverse Stock Split will not decrease our authorized shares. Although the Reverse Stock Split will not have any dilutive effect on our shareholders, the Reverse Stock Split will reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, resulting in an effective increase in the relative number of authorized shares of Class A Common Stock available for issuance in the discretion of the Board. The Board from time to time may deem it to be in our best interests to enter into transactions and other ventures that may include the issuance of shares of our Class A Common Stock. If the Board authorizes the issuance of additional shares of Class A Common Stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the Reverse Stock Split not been effected.

Effective Time

The Effective Time of the Reverse Stock Split, if approved by shareholders and implemented by the Committee, will be the business day following the date the Articles of Amendment to our Amended and Restated Articles of Incorporation are filed with the Pennsylvania Department of State.

If, at any time before the filing of this amendment with the Pennsylvania Department of State, the Committee, in its discretion, determines that it is in our best interests to delay the filing of such amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our shareholders.

Fractional Shares

Shareholders will not receive fractional shares of Class A or Class B Common Stock in connection with the Reverse Stock Split. Instead, any holder of Class A or Class B Common Stock who would otherwise be entitled to a fractional share of Class A or Class B Common Stock as a result of the Reverse Stock Split will instead be entitled to receive a cash payment equal to the product obtained by multiplying (a) the fraction of the share of Class A or Class B Common Stock which such shareholder would otherwise be entitled to receive by (b) the closing price per share of our Class A Common Stock on the NYSE at the close of business on the date prior to the Effective Time.

Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of our Class A Common Stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold our Class A Common Stock after the Reverse Stock Split, you may do so by either:

•purchasing a sufficient number of shares of our Class A Common Stock; or
•if you have shares of our Class A Common Stock in more than one account, consolidating your accounts;

in each case, so that you hold a number of shares of our Class A Common Stock in your account before the Reverse Stock Split that will entitle you to receive at least one share of Class A Common Stock in the Reverse Stock Split. We will announce the ratio determined by the Committee within the range approved by our shareholders in a Current Report on Form 8-K filed by the Company prior to the Effective Time. Shares of our Class A Common Stock held in registered form and shares of our Class A Common Stock held in “street name” (that is, through a broker, bank or other holder of record) for the same shareholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, should the Committee elect to implement it, each shareholder will own fewer shares of Class A or Class B Common Stock. The Reverse Stock Split will affect all of our shareholders uniformly, however, and will not affect any shareholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share that is paid in cash as described above. Voting rights and other rights and preferences of the holders of our Class A and Class B Common Stock will not be affected by the Reverse Stock Split (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of two percent of the voting power of the outstanding shares of our Class A and Class B Common Stock immediately before the Reverse Stock Split will continue to hold two percent (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our Class A and Class B Common Stock immediately after the Reverse Stock Split. The number of shareholders of record will not be affected by the Reverse Stock Split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).

The principal effects of the Reverse Stock Split will be that:

•each two to 30 existing shares of our Class A or Class B Common Stock owned by a shareholder (depending on the Reverse Stock Split ratio selected by the Committee), will be combined into one new share of our Class A or Class B Common Stock, respectively;
•no fractional shares of Class A or Class B Common Stock will be issued in connection with the Reverse Stock Split; instead, holders of Class A or Class B Common Stock who would otherwise receive a fractional share of Class A or Class B Common Stock, respectively, pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained above;
•by reducing the number of shares of Class A and Class B Common Stock outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will effectively increase the relative number of authorized but unissued shares, which, in the case of the Class A Common Stock, the Board may use in connection with future financings or other issuances;
•based upon the Reverse Stock Split ratio selected by the Committee, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards with respect to the number of shares of Class A Common Stock subject to such award and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards;
•the number of shares of Class A Common Stock authorized under the Audacy 2022 Equity Compensation Plan and the Amended and Restated Audacy Employee Stock Purchase Plan (together, the “Plans”) will be proportionately adjusted for the Reverse Stock Split ratio selected by the Committee; and
•the number of shareholders owning “odd lots” of less than 100 shares of our Class A Common Stock may potentially increase; odd lot shares may be more difficult to sell and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.

We believe that any potential negative effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Our Class A and Class B Common Stock

For the purposes of providing examples of the effect of the Reverse Stock Split on our Class A and Class B Common Stock, the following table contains information, based on share information as of March 17, 2023, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our Class A and Class B Common Stock authorized, outstanding, reserved for future issuance and not outstanding or reserved:

Status	Class of Stock	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Underlying Outstanding RSUs and Options	Number of Shares of Common Stock Reserved for Future Issuance (1)	Number of Shares of Common Stock Authorized but Not Outstanding, Underlying or Reserved (2)
Present State No-Reverse Stock Split	Class A	200,000,000	135,256,323	12,420,568	4,355,667	47,967,442
	Class B	75,000,000	4,045,199	0	0	70,954,801
Post-Reverse Stock Split Split Factor of 1:2	Class A	100,000,000	67,628,161	6,210,284	2,177,833	23,983,722
	Class B	37,500,000	2,022,599	0	0	35,477,401
Post-Reverse Stock Split Split Factor of 1:5	Class A	40,000,000	27,051,264	2,484,113	871,133	9,593,490
	Class B	15,000,000	809,039	0	0	14,190,961
Post-Reverse Stock Split Split Factor of 1:10	Class A	20,000,000	13,525,632	1,242,056	435,566	4,796,746
	Class B	7,500,000	404,519	0	0	7,095,481
Post-Reverse Stock Split Split Factor of 1:15	Class A	13,333,333	9,017,088	828,037	290,377	3,197,831
	Class B	5,000,000	269,679	0	0	4,730,321
Post-Reverse Stock Split Split Factor of 1:20	Class A	10,000,000	6,762,816	621,028	217,783	2,398,373
	Class B	3,750,000	202,259	0	0	3,547,741
Post-Reverse Stock Split Split Factor of 1:30	Class A	6,666,666	4,508,544	414,018	145,188	1,598,916
	Class B	2,500,000	134,839	0	0	2,365,161

(1) Excludes amounts shown in Column titled “Number of Shares of Common Stock Underlying Outstanding RSUs and Options.” Presently includes:
(a) 3,820,709 available under the Audacy 2022 Equity Compensation Plan; and (b) 534,958 shares available under the Audacy Employee Stock Purchase Plan.
(2) Under our Amended and Restated Articles of Incorporation, we are generally not authorized to issue additional shares of Class B Common Stock.
Additional shares of Class B Common Stock could only be issued to existing holders upon a future stock dividend, forward stock split or similar action that impacts the Class B Common Stock.

After the Effective Time of the Reverse Stock Split that the Committee elects to implement, our Class A and Class B Common Stock will have new CUSIP numbers.

Effect on our Authorized Preferred Stock and Class C Common Stock

The Reverse Stock Split, if implemented, will not affect the total authorized number of shares of our preferred stock or Class C Common Stock or the par value of our preferred stock or Class C Common Stock.

Effect on Outstanding Equity Awards, Equity Plans, and Employee Stock Purchase Plan

If the Reverse Stock Split is approved by our shareholders and the Committee decides to implement the Reverse Stock Split, as of the Effective Time, based on the Reverse Stock Split ratio selected by the Committee, proportionate adjustments will be made to all then-outstanding equity awards with respect to the number of shares of Class A Common Stock subject to such awards and the exercise price thereof. In addition, the number of shares of Class A Common Stock available for issuance under the Plans will be proportionately adjusted for the Reverse Stock Split ratio selected by the Committee, such that fewer shares will be subject to the Plans.

Reduction in Stated Capital

Pursuant to the Reverse Stock Split, the par value of our Class A and Class B Common Stock will remain $0.01 per share. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to our Class A and Class B Common Stock will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our shareholders’ equity, in the aggregate, will remain unchanged.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of Class A and Class B Common Stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our shareholders.

Upon the Reverse Stock Split, we intend to treat shareholders holding shares of our Class A Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered shareholders whose shares of our Class A Common Stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Class A Common Stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Class A Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our Class A or Class B Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Class A or Class B Common Stock, respectively, in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our Class A or Class B Common Stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Class A or Class B Common Stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of our Class A or Class B Common Stock for which you received a cash payment (see “Fractional Shares”).

If you hold any of your shares of our Class A or Class B Common Stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our Class A or Class B Common Stock for either: (1) a certificate representing the post-Reverse Stock Split shares of our Class A or Class B Common Stock, as applicable, or (2) post-Reverse Stock Split shares of our Class A or Class B Common Stock, as applicable, in a book-entry form, evidenced by a transaction statement that will be sent to your address of record indicating the number of shares of our Class A or Class B Common Stock you hold, in each case together with any payment of cash in lieu of fractional shares to which you are entitled. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our Class A or Class B Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. If you are entitled to a payment of cash in lieu of fractional shares, payment will be made as described under “Fractional Shares.”

Shareholders should not destroy any share certificate(s) and should not submit any share certificate(s) until requested to do so.

Interests of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other shareholders.

Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split

The Committee reserves the right, notwithstanding shareholder approval of this Proposal 2 and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if the Committee, in its sole discretion, determines that it is no longer in our best interests to proceed with the Reverse Stock Split. Such determination will be based upon factors the Committee then deems appropriate, including our then current Class A Common Stock price, the existing and expected marketability and liquidity of our Class A Common Stock, prevailing market conditions, rule changes and/or guidance by the NYSE, and the likely effect on the market price of our Class A Common Stock.

Required Vote; Effect of Proposal

The affirmative vote of a majority of the votes cast by all Class A and Class B Common Stock holders entitled to vote on this item at the Annual Meeting, voting as a single class, is required for approval of this Proposal 2. Proxies solicited by our Board will be voted for approval of this Proposal 2 unless otherwise specified.

No Dissenters’ Rights

Under Pennsylvania law, shareholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Material U.S. Federal Tax Consequences of the Reverse Stock Split

The following discussion is a summary of material U.S. federal income tax consequences of an implemented Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our Class A or Class B Common Stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of our Class A Common Stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired shares of our Class A Common Stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to those beneficial owners that hold shares of our Class A or Class B Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our Class A Common Stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our Class A Common Stock, and any members of such an entity, are encouraged to consult their tax advisors.

BENEFICIAL OWNERS OF SHARES OF OUR CLASS A OR CLASS B COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend to take the position that the Reverse Stock Split constitutes a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization:

•a U.S. Holder will not recognize gain or loss on the Reverse Stock Split, except with respect to any cash received in lieu of a fractional share of our Class A or Class B Common Stock;
•the aggregate tax basis of the shares of our Class A or Class B Common Stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor (excluding any portion of such basis allocable to a fractional share);
•the holding period of the shares of our Class A or Class B Common Stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor;
•a U.S. Holder that receives cash in lieu of a fractional share of our Class A or Class B Common Stock pursuant to the Reverse Stock Split will be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having sold such fractional share for cash to a third party and accordingly should recognize taxable gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of such U.S. Holder’s aggregate adjusted tax basis in the shares of our Class A or Class B Common Stock surrendered that is allocated to such fractional share; and
•such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less at the Effective Time of the Reverse Stock Split and long term if held for more than one year.
U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of common stock which were acquired by a shareholder on different dates and at different prices. U.S. Holders that acquired shares of our Class A or Class B Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.

Payments of cash made in lieu of a fractional share of our Class A or Class B Common Stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our Class A or Class B Common Stock that does not otherwise establish an exemption should furnish on applicable IRS forms its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our Class A or Class B Common Stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that you vote “FOR” approval of an amendment to our Amended and Restated Articles of Incorporation to effect a Reverse Stock Split, at the Committee’s discretion.

PROPOSAL 3

ADVISORY VOTES ON EXECUTIVE COMPENSATION

DESCRIPTION OF PROPOSAL

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that the Company’s shareholders have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this proxy statement of the Company's executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”).

The Company believes that the compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company's shareholders. This advisory shareholder vote, commonly referred to as a “Say On Pay” vote, gives shareholders the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this proxy statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. The Company's Compensation Committee will, however, consider the outcome of the shareholder vote on this proposal when making future executive compensation arrangements.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that you vote “FOR” the adoption of the above stated Resolution.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

DESCRIPTION OF PROPOSAL

The Dodd-Frank Act also requires the Company's shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company conducts a non-binding advisory vote (similar to Proposal No. 3 above) on the compensation disclosed in the Company's proxy statement of its Named Executive Officers.
This advisory shareholder vote, commonly referred to as a "Say When On Pay” vote gives shareholders the opportunity to indicate whether they would prefer that the advisory vote on the compensation of the Company's Named Executive Officers occur every one, two or three years. Shareholders may also abstain from voting on the proposal.
The option receiving the greatest number of votes (every one, two or three years) will be considered the frequency approved by shareholders. Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. The Company's Nominating / Corporate Governance Committee will, however, take into account the outcome of the shareholder vote on this proposal when considering its recommendation to the Board of Directors, and the Board of Directors itself will consider when determining how often to hold an advisory vote on the frequency of future advisory votes on executive compensation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

Our Board of Directors unanimously recommends that you vote for the Company to conduct an advisory vote on executive compensation every “THREE YEARS.”

PROPOSAL 5

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DESCRIPTION OF PROPOSAL

The Audit Committee of our Board of Directors has selected Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the year ending December 31, 2023, and is proposing that the shareholders ratify such selection. Although ratification is not required by law, the Audit Committee believes that our shareholders should be given an opportunity to express their views on the subject. SEC Rule 10A-3(b)2 requires that the Audit Committee “must be directly responsible for the appointment . . . of any registered public accounting firm.” Since the Audit Committee cannot abdicate this authority to the shareholders, the ratification of the selection is not binding. Any failure of the shareholders to ratify the appointment of Grant Thornton as our independent registered public accounting firm would, however, be considered by the Audit Committee in determining whether to continue the engagement of Grant Thornton.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Principal Accounting Firm Fees and Expenses.  The following table sets forth the aggregate fees and expenses billed to us by Grant Thornton, our principal accounting firm for the year ended December 31, 2022 and 2021.

	December 31, 2022		December 31, 2021

Audit Fees	$1,171,300	(1)	$1,353,000	(1)
Audit-Related Fees	$53,000		$—
Tax Fees	$23,653	(2)	$54,000	(2)
All Other Fees	$—		$—
TOTAL	$1,247,953		$1,407,000

(1)    Audit fees for professional services rendered in 2022 and 2021 included: (i) the audit of our annual financial statements and our internal control over financial reporting; (ii) reviews of the financial statements included in our Quarterly Reports on Form 10-Q; and (iii) services that only the independent registered public accounting firm can reasonably be expected to provide, including procedures related to the Form S-8 filings and the issuance of comfort letters. Amounts also included the reimbursement of expenses incurred by our accounting firm in connection with their performance of such professional services.
(2)    Tax fees for professional services rendered in 2022 and 2021 included tax compliance services rendered by Grant Thornton in connection with the acquisition of QL Gaming Group, the acquisition of Podcorn Media, Inc., and tax compliance services rendered in connection with debt refinancing activities.
    Utilization of De Minimis Approval Exemption. Zero percent of the Principal Accounting Firm Fees listed above were approved under the approval provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
    Pre-Approval Policies. The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent registered public accounting firm since, under the amended and restated Audit Committee Charter, all auditor engagements must be approved in advance by the Audit Committee.
RECOMMENDATION OF THE BOARD OF DIRECTORS
    Our Board of Directors unanimously recommends that you vote “FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2023.

Management Information

BOARD OF DIRECTORS
    Presently, there are nine members of our Board of Directors, including the three nominees named herein. Seven of our nine Directors are neither our officers nor employees.

On October 13, 2022, David Levy provided notice to the Company that he was resigning as a director due to time constraints. On December 6, 2022, our Board of Directors decreased the number from ten members to nine members, thereby eliminating the vacancy on the Board resulting from the departure of David Levy (a Class A director) in October 2022.
In accordance with the Company’s bylaws, Mark R. LaNeve (a Class A director) appointed Monique L. Nelson as a Class A director to fill the Class A director vacancy resulting from Mr. Levy’s departure. In addition, the Board reclassified Mr. LaNeve from a Class II director to a Class I director (with a term expiring in 2024), in order to keep the number of directors in each of the three director classes as nearly equal as possible.

We believe it is important that our Board is composed of individuals reflecting the diversity represented by our employees, our patients, and our communities. In recent years, our Nominating and Governance Committee has taken this priority to heart in its nominations process, and the diversity of our Board has grown significantly.

	David J. Field	Joseph M. Field	David J. Berkman	Sean R. Creamer	Joel Hollander	Louise C. Kramer	Mark R. LaNeve	Susan K. Neely	Monique L. Nelson
Board Tenure / Independence / Classification / Class A
Years	28	54.5	24	5.5	9.5	3	9	4.5	2
Independent per NYSE & SEC Rules			●	●	●		●	●	●
Board Classification (Class I, II or III)	III	III	III	II	II	I	I	I	II
Term Expires at Annual Meeting In	‘23	‘23	‘23	‘25	‘25	‘24	‘24	‘24	‘25
Class A Director							●		●
Board Committee Assignments
Audit Committee			M	C	M
Compensation Committee					C		M		M
Nominating/Corporate Governance Committee					C			M	M
Executive Committee	C	M	M		M
Gender
Male	●	●	●	●	●		●
Female						●		●	●
Race / Ethnicity
African American or Black									●
Alaskan Native or American Indian
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	●	●	●	●	●	●	●	●

About our Directors:
•David J. Field – Director, Chairman, President & Chief Executive Officer.  See Proposal 1 above.

•Joseph M. Field – Chairman Emeritus & Director. See Proposal 1 above.

•David J. Berkman - Director. See Proposal 1 above.

•Sean R. Creamer - Director. Sean R. Creamer (age 58) has served as one of Audacy’s directors since November 2017. From April 2016 until August 2021, Mr. Creamer served as an Executive Vice President and a member of the board of directors of Merkle Inc. From April 2016 through July 2020 he also served as Chief Financial Officer. Formerly, he was Executive Vice President and Chief Financial Officer of The Madison Square Garden Company (“MSG”) from 2014 to 2015. Prior to that, he served as President and Chief Executive Officer of Arbitron Inc. (now known as Nielsen Audio) from

2012 to 2014, its Executive Vice President and Chief Operating Officer from 2011-2012, and various other financial leadership positions (including Chief Financial Officer) at Arbitron beginning in 2005. Mr. Creamer has an MST (Masters of Science in Taxation) from Georgetown University and a BS in accounting from St. Joseph’s University. Mr. Creamer serves on the Board of Directors of Walden University (a wholly owned subsidiary of Adtalem Global Education Inc.

•Joel Hollander - Director and Independent Lead Director. Joel Hollander (age 67) has served as one of Audacy’s directors since November 2013 and has served as Audacy's Independent Lead Director since May 2021. Since May 2007, Mr. Hollander has been serving as President and Chief Executive Officer of 264 Echo Place Partners, an investment advisory firm. Mr. Hollander previously served as President and Chief Executive Officer of CBS Radio from 2002 until 2007. Prior to joining CBS Radio, Mr. Hollander was Chairman and Chief Executive Officer of Westwood One, a radio program syndication company. Mr. Hollander also currently serves on the Merrill Lynch Client Advisory Board, as well as on the boards of directors of The C. J. Foundation for SIDS, the Salem Red Sox, RiverSpring Health Center and the Hackensack Hospital Network. Mr. Hollander has a B.S. in Communication and Media Studies from Indiana State University.
•Louise C. Kramer - Director. Louise C. Kramer (age 67) has served as one of Audacy's Directors since March 2020. Ms. Kramer served as the Company’s Chief Operating Officer from May 2015 through May 5, 2020. She continued to serve as an Executive Vice President of the Company until retiring in December 2020. Ms. Kramer previously served as the Company’s Station Group President from April 2013 through May 2015, one of the Company’s Regional Presidents from December 2007 through April 2013 and one of the Company’s Regional Vice Presidents from January 2000 through December 2007. Prior to joining the Company in January 2000, Ms. Kramer served as General Manager for CBS Radio in Chicago.
•Mark R. LaNeve - Class A Director. Mark R. LaNeve (age 64) has served as one of Audacy’s directors since March 2014. Mr. LaNeve is currently employed as the President of Charge Enterprises, a publicly traded company that focuses on Electric vehicle charging and 5G data infrastructure. Mr. LaNeve also serves as the non-executive Chairman of KeyFetch Automotive, a privately held company that sells a portfolio of Finance and Insurance products to auto retailers, and as Chairman of Franchise Equity Partners, a privately held investment fund that seeks minority positions in large franchise holders in various verticals, including dealerships. He previously served as Vice President, Marketing, Sales and Service U.S. & Canada of the Ford Motor Company from January 2015 until January 2021. From August 2012 through January 2014 Mr. LaNeve served as Chief Operating Officer of Global Team Ford, an agency that serves as the marketing and advertising agency for the Ford Motor Company and the Ford and Lincoln brands on a global basis, which is part of the WPP Group, a multinational advertising and public relations company. Mr. LaNeve was previously with Allstate Insurance Corporation where he served as Senior Executive Vice President (January 2011–February 2012) and Chief Marketing Officer (October 2009 -February 2012). Prior to joining Allstate, Mr. LaNeve was Vice President of Sales, Service and Marketing at General Motors Corporation (September 2004–January 2009). Mr. LaNeve is involved with various organizations that assist people affected by autism and serves on the board of Angel’s Place, a non-profit organization that provides people-centered services, including homes and professional support for adults with developmental disabilities. Mr. LaNeve has a B.A. in Marketing from the University of Virginia.

•Susan K. Neely - Director. Susan K. Neely (age 66) has served as one of Audacy’s directors since December 2018. Since September 2018, Ms. Neely has served as the President and Chief Executive Officer of the American Council of Life Insurers. Formerly, she was the President and CEO of the American Beverage Association from May 2005 through August 2018. Ms. Neely is a director of American Bureau of Shipping. She presently serves as Chair of the Congressional Coalition on Adoption Institute and President of the Global Federation of Insurance Associations. In addition, Ms. Neely is a director of the Global Child Nutrition Foundation and a member of the B20 Task Force on Finance & Economic Recovery. She was named one of the most influential people in Washington in 2022 and Trade Association CEO of the Year by two separate national organizations 2014 and 2018. Ms. Neely holds a master’s degree in Public Administration from Drake University and a bachelor’s degree from the University of Iowa.

•Monique L. Nelson - Class A Director. Monique L. Nelson (age 48) has served as one of Audacy’s directors since February 2021 and has served as a Class A Director since December 2022. In October 2022, Ms. Nelson became Chair of the Board of UWG, the country’s longest-standing multicultural advertising and marketing agency, after serving as the Chair and Chief Executive Officer of UWG from May 2012 through October 2022. From June 1999 to February 2007, Ms. Nelson was the Global Lead for Entertainment Marketing at Motorola. She sits on the Advertising Week Global Board, AdWeek Diversity & Inclusion Council, The Brandeis Board of Trustees, The Eagle Academy Board as well as the New York Advisory Board for The Posse Foundation, of which she is an alumna. She is also a member of the Brooklyn Chapter of Links, Inc., an international, not-for-profit corporation established in 1946, which is the nation’s oldest and largest volunteer service organization of extraordinary women who are committed to enriching, sustaining and ensuring the cultural and economic survival of African Americans and other persons of African ancestry, and contributes to many organizations and charities. Ms. Nelson has a BS in Human and Organizational Development from Vanderbilt University and an MBA in International Marketing and Finance from Kellstadt Graduate School of Business at DePaul University.

Director Independence.
    Our Board of Directors determined that each of David J. Berkman, Sean R. Creamer, Joel Hollander, Mark R. LaNeve, Susan K. Neely, and Monique L. Nelson has no material relationship with the Company and each is therefore an “independent director” as defined by Section 303A.02 of the listing standards of the New York Stock Exchange. We have not made any charitable contributions to any charitable organization in which a Director serves as an executive officer where, within the preceding three years, contributions in any single year exceeded the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues.
Committees of our Board of Directors.
•Audit Committee. The Audit Committee consists of Sean R. Creamer, Chairman, David J. Berkman and Joel Hollander. The Audit Committee met five times in 2022. The Audit Committee informally engages in discussions with management throughout the year. A copy of the Amended and Restated Audit Committee Charter is posted on our website located at www.audacyinc.com/investors/corporate-governance. Each member of the Audit Committee is independent as defined in Section 303A.02 of the listing standards of the New York Stock Exchange. No audit committee member simultaneously serves on the audit committees of more than three public companies.
        Audit Committee Financial Expert. Our Board of Directors has determined that Joel Hollander is an Audit Committee Financial Expert. Mr. Hollander is “independent” as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.
•Compensation Committee. The Compensation Committee consists of David J. Berkman, Chairman, Mark R. LaNeve and Monique L. Nelson. The Compensation Committee met four times in 2022. The Compensation Committee informally engages in discussions with management throughout the year. A copy of the Amended and Restated Compensation Committee Charter is posted on our website located at www.audacyinc.com/investors/corporate-governance. Each member of the Compensation Committee is independent as defined in Section 303A.02 of the listing standards of the New York Stock Exchange.
        The Compensation Committee conducts a general review of our compensation plans to ensure that they meet corporate objectives, including review and approval of all compensation paid to our executive officers. The responsibilities of the Compensation Committee also include administering and interpreting the Audacy Equity Compensation Plan, including selecting the officers, employees and other qualified recipients who will be granted awards thereunder. A narrative description of our Compensation Committee’s processes and procedures for the consideration and determination of executive and Director compensation is contained in the Compensation Discussion and Analysis in this Proxy Statement.
        Since 2019, the Committee has utilized the services of Exequity LLP to assist in evaluating our compensation practices including those relating to our Named Executive Officers as well as in structuring compensation in connection with a new employment agreement for our Chief Executive Officer in 2021.
        Compensation Committee Interlocks and Insider Participation. None of the members of the Compensation Committee was at any time one of our officers or employees. None of our executive officers serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as members of our Board of Directors or Compensation Committee.
•Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee consists of Joel Hollander, Chairman, Susan K. Neely and Monique L. Nelson. The Nominating/Corporate Governance Committee met one time in 2022. The Nominating/Corporate Governance Committee informally engages in discussions with management throughout the year. A copy of the Amended and Restated Nominating/Corporate Governance Committee Charter is posted on our website located at www.audacyinc.com/investors/corporate-goverance.
        The Nominating/Corporate Governance Committee is responsible for the recommendation of criteria for selection of Board members and assisting our Board of Directors in identifying candidates. The Nominating/Corporate Governance Committee will consider nominees recommended by shareholders. Shareholders should submit any such recommendations to our Corporate Secretary. In addition, shareholders may make their own director nominations in accordance with the procedures for Shareholder Director Nominations described in this Proxy Statement under the heading “Shareholder Proposals For 2024 Annual Meeting.”

        The Nominating/Corporate Governance Committee has not established any specific minimum qualifications that must be met by a Committee-recommended nominee for a position on our Board of Directors. Our Corporate Governance Guidelines provide: “In selecting a person to become a director, the Nominating/Corporate Governance Committee will consider the diversity of each potential candidate, including without limitation, diversity of background, gender, race, ethnic or national origin, age, and experience.”
        The Nominating/Corporate Governance Committee identifies prospective candidates for recommendation to our Board of Directors upon recommendations from other Directors, management and our shareholders. In addition, the Nominating/Corporate Governance Committee has in the past retained the services of a professional search firm to identify prospective candidates. The Nominating/Corporate Governance Committee does not have a formal review policy for prospective Committee-recommended nominees.
Our Board of Directors has charged our Board's Nominating/Corporate Governance Committee with overseeing our Environmental, Social and Governance efforts. As of 2022, this Committee's Charter now includes the following Duties and Responsibilities: "The Committee is responsible for overseeing and reviewing the Company's practices relating to corporate responsibility, including environmental, sustainability and social matters and discussing with management the Company's (i) progress on social responsibility matters and (ii) communications with investors and other stakeholders regarding these matters."
        Nominees David J. Field, Joseph M. Field and David J. Berkman were elected by the shareholders at the 2020 annual meeting of shareholders.
•Executive Committee. The Executive Committee consists of David J. Field, Chairman, Joseph M. Field, David J. Berkman and Joel Hollander. The Executive Committee did not meet in 2022. The Executive Committee has the authority to approve acquisitions and expenditures for certain radio and audio related synergistic investments subject to pre-defined size limits.

Board Leadership Structure and Risk Oversight
    Joseph M. Field served as our Chairman since our inception in 1968 through the completion of our merger with CBS Radio Inc. on November 17, 2017 (the “CBS Radio Merger”). Joseph M. Field served as our Chief Executive Officer from our inception until 2002. Upon completion of the CBS Radio Merger, David J. Field was elected as our Chairman. David J. Field was elected as our Chief Executive Officer in 2002. While the roles of CEO and Chairman were split from 2002 through 2017, we do not have a policy requiring the bifurcation of these two positions.
    Joel Hollander has served as our Independent Lead Director since May 2021. Prior to that, David J. Berkman served as our Independent Lead Director from October 2017 through May 2021. The responsibilities of the Lead Director will include, but are not limited to: presiding at all meetings of the Board at which the Chairman is not present, chairing executive sessions of the Board, serving as the principal liaison between the Chairman and the independent directors, approving information sent to the Board, approving meeting agendas for the Board, and approving Board meeting schedules to ensure that there is sufficient time for discussion of all agenda items. The Lead Director shall have the authority to call meetings of the independent directors. If requested by major shareholders, the Lead Director shall ensure that he or she is available for consultation and direct communication.
    As of March 17, 2023, David J. Field, our Chairman, President and Chief Executive Officer, beneficially owned 5,452,584 shares of our Class A common stock and 2,749,250 shares of our Class B common stock, representing approximately 17.7% of the total voting power of all of our outstanding common stock.
As of March 17, 2023, Joseph M. Field, our Chairman Emeritus, and the father of David J. Field, beneficially owned 14,647,153 shares of our Class A common stock and 1,295,949 shares of our Class B common stock, representing approximately 15.7% of the total voting power of all of our outstanding common stock. David J. Field and Joseph M. Field, beneficially own all outstanding shares of our Class B common stock. Other members of the Field family and trusts for their benefit also own shares of Class A common stock.
    In accordance with NYSE requirements, our Audit Committee’s charter provides that it is responsible for discussing with management our policies with respect to risk assessment and risk management. In addition, our Audit Committee also discusses with management our significant risk exposures (including financial and cyber risks) and the actions management has taken to limit, monitor or control such exposures. While the Audit Committee has primary responsibility for overseeing risk management, our entire Board of Directors is actively involved in overseeing risk management for the Company. The full Board also engages in periodic discussions with our CEO, CFO, and other Company officers as the Board may deem appropriate. In addition, each of our Board committees considers the risks within its area of responsibilities. We believe that the leadership structure of our board supports the Board’s effective oversight of the Company’s risk management.

Director Meeting Attendance.
•Committee and Board Meetings. Our Board met five times in 2022. Each incumbent Director who served during the last full year attended at least 75% of the aggregate of the meetings of both our Board and the meetings of the committee(s) on which such Director served during 2022.
•Annual Shareholders’ Meetings. We do not maintain a policy regarding Director attendance at our Annual Meeting of Shareholders. At the 2022 Annual Meeting of Shareholders, all of our directors other than Louise C. Kramer were present.
Non-Management Directors
•Meetings. Our non-management Directors regularly meet in executive sessions. At these meetings, Joel Hollander, as our Independent Lead Director, presides.
•Communications with Non-Management Directors. We have established a process for interested parties to make their concerns known to the non-management Directors. See below under “Communications With Directors.”
Communications with Directors
    We have established a mechanism to facilitate the ability of interested parties to make their concerns known to our Board of Directors, our non-management Directors or any other group or specific individual Director(s). Specifically, any interested party desiring to so communicate can either: (i) send an email to “d i r e c t o r s” followed by the extension “@ a u d a c y . c o m”. In order to enable spam filtering, only email with the subject line: “AUD Board Message” will be read; or (ii) send a letter to Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103, Attn: Director Communication. Each correspondence sent in the foregoing manner (other than mail regarding matters that are not in the province of our Board of Directors) is made available to our Directors or such other sub-group thereof as may be specified by the sender.

EXECUTIVE OFFICERS
The table below sets forth certain information regarding those persons currently serving as our Executive Officers:

Name and Title	Background
David J. Field Chairman, President and Chief Executive Officer	See “Board of Directors” above.
Joseph M. Field Chairman Emeritus	See “Board of Directors” above.
Susan R. Larkin Executive Vice President, and Chief Operating Officer
Susan R. Larkin (age 58) has served as our Executive Vice President and Chief Operating Officer of Audacy since May 2020. Ms. Larkin previously served as our Corporate Regional President and Senior Vice President/Market Manager of our New York Market from April 2018 until May 2020. From October 2017 through April 2018, Ms. Larkin served as a Corporate Regional Vice President and Senior Vice President/Market Manager for our San Francisco Market.  Prior to joining us in July 2017, Ms. Larkin served as Regional Vice President for Cox Media Group as well as Vice President and Market Manager in their Orlando and Jacksonville markets.  Ms. Larkin currently serves on the Executive Committee of the Board of Directors of The Radio Advertising Bureau. Ms. Larkin holds a B.A in Broadcast Communications from State University of New York at Oswego. Ms. Larkin has been named to Radio Ink’s Most Powerful People and Most Influential Women the last several years.

Richard J. Schmaeling Executive Vice President, and Chief Financial Officer
Richard J. Schmaeling (age 58) has served as our Executive Vice President and Chief Financial Officer since April 2017. Prior to that, he served as Chief Financial Officer of Travel Leaders Group, LLC, the largest travel agency company in the United States since July 2016. From August 2015 through June 2016, Mr. Schmaeling was Chief Financial Officer of MediaMath, Inc., a private equity controlled advertising technology company. From January 2015 through August 2015, Mr. Schmaeling provided integration consulting to Media General, Inc., a TV and digital media company, which acquired LIN Media, LLC, a local TV and digital media provider serving 23 markets and approximately 10% of U.S. households, where Mr. Schmaeling was Chief Financial Officer from 2008 through December 2014. Mr. Schmaeling is a Certified Public Accountant and has a B.S. in Accounting from Rutgers University.

J.D. Crowley Chief Digital Officer & President - Podcast and Streaming
J.D. Crowley (age 41) currently serves as our Chief Digital Officer (since November 17, 2017) and President - Podcast and Streaming (since January 2023). Mr. Crowley previously served as our Executive Vice President - Digital Media (since November 17, 2017). Mr. Crowley oversees and leads the strategy and execution for our digital portfolio, including the Audacy direct-to-consumer platform, our Podcast Network and studios, and the QL Gaming Group. Prior to joining us in 2017, Mr. Crowley held various roles at CBS Corporation, including Executive Vice President of Digital for CBS Radio (from October 1, 2016 to November 17, 2017), and Senior Vice President and General Manager of Digital Media for CBS Television Distribution (from 2014 to 2016). He also co-founded and served as the Senior Vice President of CBS Brand Studio, an in-house digital video and branded content studio (from 2012 to 2014). Previously, Mr. Crowley served as Senior Supervising Producer at "Entertainment Tonight" and "The Insider" for Paramount Domestic Television and then CBS (From 2005 to 2010), and as a producer at KCAL/KCBS Television in Los Angeles (from 2003 to 2005). Mr. Crowley attended the University of Southern California.

Andrew P. Sutor, IV Executive Vice President, General Counsel & Secretary
Andrew P. Sutor, IV (age 50) currently serves as our Executive Vice President (since November 17, 2017), General Counsel (since January 2013) and Secretary (since January 2014). Mr. Sutor has oversight of our Legal Department, Technical Operations Department, Human Resources Department, and Real Property/Facilities Department. Mr. Sutor previously served as our Senior Vice President (January 2013-November 2017), Vice President (September 2010-December 2012) and Corporate Counsel (2007-2010).  Prior to joining Audacy in 2002, Mr. Sutor was an associate in the Business Law Department of Saul Ewing, LLP, a law firm based in Philadelphia, Pennsylvania.  Mr. Sutor serves on the Board of Directors of the National Association of Broadcasters and the Board of Managers of the Broadcaster Traffic Consortium (BTC). Mr. Sutor has a J.D. from the Villanova University School of Law and a B.A. in both Economics and Political Science from the University of Pennsylvania.

TRANSACTIONS WITH RELATED PERSONS
2022 Transactions
    During 2022 there were no, and currently there are no proposed, transactions in which we were or are to be a participant where the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest, which would be required to be disclosed herein pursuant to Item 404(a) of Regulation S-K.
Policies and Procedures for Review, Approval, or Ratification
    Our Board of Directors, upon the recommendation of our Nominating/Corporate Governance Committee, adopted a Related Party Transactions Policy. This policy provides that Interested Transactions with Related Parties, as defined in the policy, are subject to approval or ratification.
    For purposes of the policy:
•an “Interested Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year; (ii) we are a participant; and (iii) any Related Party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity).
•a “Related Party” is any: (i) person who is or was (since the beginning of the last year for which we have filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, Director or nominee for election as a Director; (ii) beneficial owner of greater than five percent of our common stock; or (iii) immediate family members of any of the foregoing. Immediate family members include a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone not falling into one of the foregoing categories who resides in such person’s home (other than a tenant or employee).
    Under this policy, our Nominating/Corporate Governance Committee reviews the material facts relating to all Interested Transactions that require the Committee’s approval and either approves or disapproves of our entry into the Interested Transaction, subject to certain exceptions. If advance approval of an Interested Transaction by the Nominating/Corporate Governance Committee is not feasible, then the Interested Transaction shall be considered and, if the Committee determines it to be appropriate, ratified at the Committee’s next regularly scheduled meeting. In determining whether to approve or ratify an Interested Transaction, the Nominating/Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the Interested Transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.
Standing Pre-Approval for Certain Interested Transactions
    Under the policy, certain transactions are deemed to be pre-approved by the Nominating/Corporate Governance Committee, even if the aggregate amount involved will exceed $100,000. These transactions include: (i) employment of executive officers; (ii) director compensation; (iii) certain transactions with other companies; (iv) certain charitable contributions; (v) transactions where all shareholders receive proportional benefits; and (vi) transactions involving competitive bids.

Compensation Information

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW

Our executive officer compensation programs are comprised of the following elements: (i) base salary; (ii) incentive compensation (including annual cash incentive bonuses and equity grants); and (iii) other compensation such as employee benefit plans, including our 401(k) plan, employee stock purchase plan, deferred compensation plan, health insurance and life/disability insurance. Our executive officer compensation programs are designed to motivate our executive officers to attain financial, operational and strategic objectives. These programs generally provide incentives to achieve both annual and longer-term objectives. In making executive compensation determinations, we assess both the performance of our business and the performance of our executives relative to those objectives.

Our compensation policy has been to provide competitive compensation while also seeking to align the financial goals of our executives with those of our shareholders. The Compensation Committee (or the “Committee”) of our Board of Directors selectively utilizes equity awards to further this alignment.

Our Named Executive Officers (“NEOs”) are:

David J. Field	Chairman, President and Chief Executive Officer
Richard J. Schmaeling	Executive Vice President - Strategic Initiatives and Chief Financial Officer
Susan R. Larkin	Executive Vice President and Chief Operating Officer
J.D. Crowley	President - Podcast and Streaming and Chief Digital Officer
Andrew P. Sutor, IV	Executive Vice President, General Counsel and Secretary

SHAREHOLDER OUTREACH AND RESPONSIVENESS

We have continued our engagement efforts to solicit shareholder feedback regarding our executive compensation programs and other matters of importance to the Company and our shareholders.

Scope of Our Outreach. We generally meet with all shareholders who request discussions with us. Throughout these meetings, we requested specific feedback on any issues these shareholders raised about our compensation program, our governance practices, and their thoughts on how we could address these issues. Our most recent Say-on-Pay advisory vote on executive compensation was in 2020. At the 2020 Annual Meeting of Shareholders, 94% of the votes cast (either for or against) in the Say-on-Pay advisory vote on executive compensation were in support of the Company’s compensation policies for the Named Executive Officers.

Engagement and Response Efforts. Our shareholder engagement included top members of management. Feedback received was shared regularly with the Board, including the Committee, for review and discussion. We historically take comprehensive and decisive actions in response to the input of our shareholders.

Key Issues of Discussion. In our meetings with shareholders, in addition to executive compensation, we discussed our governance record, Board leadership, composition and diversity.

BEST COMPENSATION PRACTICES

We believe firmly that it is our responsibility to follow best compensation practices. The table below highlights the compensation practices we embrace and those that we do not follow.

Things We Do	Things We Do Not Do
•Pay for performance: For 2022, incentive compensation was significantly reduced in light of our performance conditions and our company stock value.
•Align executive compensation with shareholder value creation: 100% of executives’ long-term incentive compensation is denominated in company stock.
•Utilize a mix of performance metrics: NEOs’ incentive pay is tied to an array of financial and individual performance goals.
•Maintain stock ownership guidelines for our NEOs and directors.
•Routinely engage with shareholders and solicit expansive feedback on our executive compensation program and our governance practices.
•Align incentives with our business strategy.
•Maintain a robust compensation clawback policy.
•The Company has an Independent Lead Director.
•Monitor and mitigate risks associated with our compensation programs.

•Directors and executive officers are prohibited from hedging or pledging Company securities.
•No repricing or cashing-out of underwater stock options or stock appreciation rights without shareholder approval.
•No tax gross-ups.
•No payment of dividends on unvested equity awards.
•No new deferrals under deferred compensation plans.
•No payment of above-market interest on deferred compensation.
•No excessive perquisites.
•No defined benefit pension plan.
•No single trigger of equity awards upon a change in control.

PROCESS FOR ESTABLISHING COMPENSATION

Our Committee reviews and approves the corporate goals and objectives with respect to the compensation of our Chief Executive Officer. Our Committee is responsible for evaluating our Chief Executive Officer’s performance in light of these goals and objectives and, based upon this evaluation, sets our Chief Executive Officer’s compensation. In addition, our Committee reviews and sets the compensation of the executive officers other than our Chief Executive Officer. Finally, our Committee reviews and makes recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements. Our Committee’s duties are memorialized in its charter, which is available on our website at www.AudacyInc.com.

Our Committee meets on a regularly scheduled basis at least two times per year, and typically more frequently as our Committee deems necessary or desirable. In 2022, the Committee met four times. In addition, members of our Committee monitor executive compensation trends and discuss compensation matters with our Chief Executive Officer, our Chief Financial Officer and among themselves informally throughout the year. This informal process facilitates the on-going monitoring of the appropriateness of our executive compensation packages and serves to prepare our Committee members for the formal meetings so that definitive compensation decisions can be more efficiently made at such meetings. In addition, our Committee from time to time has utilized and relied upon the analysis and recommendations of independent compensation consultants. For example, in 2021, the Committee utilized the services of Exequity LLP to assist with structuring a new employment agreement for our Chief Executive Officer and evaluating our incentive pay designs.

Our Committee is involved in compensation considerations throughout the year. The process for annual compensation changes and incentive compensation grants typically includes Committee deliberation as well as reports and recommendations made by management at the request of the Committee. Specifically, our Chief Executive Officer presents a report which highlights our performance as a company and the performance of our Chief Executive Officer during the preceding year, as well as compensation previously earned by senior management in prior years. Our Chief Executive Officer then provides our Committee with a recommendation for our executive officer compensation other than his own compensation. While no formal process for determining executive compensation is prescribed in the Committee’s charter or otherwise, this informal process has evolved over time.

Once it receives and considers the various pieces of information, reports and presentations described above, our Committee then meets without our Chief Executive Officer or other management present to determine the appropriate level of compensation. Our Committee sets the compensation of our Chief Executive Officer as well as the other Named Executive Officers.

As part of the process of amending and restating the employment agreement and compensation terms applicable to David J. Field, in 2021 management worked with Exequity to identify a compensation benchmarking peer group of 12 companies that are comparable to Audacy in terms of operational complexion and scale of business. The companies were identified through a process that included a review of companies serving as competitors for executive talent, a financial analysis of comparability to Audacy, and a review of companies that serve as compensation benchmarking peers of these companies. These companies are

AMC Networks Inc.; Beasley Broadcast Group, Inc.; Cinemark Holdings, Inc.; Cumulus Media Inc.; Gray Television, Inc.; iHeartMedia, Inc.; Meredith Corporation; Nexstar Media Group, Inc.; Sinclair Broadcast Group, Inc.; Sirius XM Holdings Inc.; Townsquare Media, Inc.; and Urban One, Inc.

While the Compensation Committee has opted to remain flexible with respect to aligning the target pay of Named Executive Officers in relation to that of the peer executives, the prospective total target pay arrangement of David J. Field established as part of his contract renewal was set at a level that is below the median peer total target pay level of the CEOs of the above peer companies.

ELEMENTS OF COMPENSATION

Base Salary. In setting base salaries for our Named Executive Officers, our Committee generally considers (i) the experience, capabilities, qualities, performance record and relative effectiveness of the individual, (ii) the scope and complexity of the position, and (iii) our size relative to the revenue of other media companies.

The annual base salary is intended to reward the executive officer for the day-to-day demands, complexities and difficulties of such officer’s job. The objective is to set base salaries at levels that the Committee and the applicable executive officer believe are fair, given the job functions and their individual performance and experience in relation to those job functions. The Committee attempts to provide annual base salaries that will help to retain the executives and discourage them from seeking or accepting other employment opportunities.

Annual Incentive Compensation. The annual incentive compensation opportunities are designed to provide a meaningful motivation for executives to accomplish critical objectives over the coming year.

In response to shareholder feedback, 75% of our NEOs’ 2022 annual cash incentives were directly tied to a pay-for-performance grid comprised of pre-established objective goals relating to Adjusted EBITDA. The remaining 25% of the NEOs’ 2022 cash incentive opportunity was tied to targeted goals and a qualitative assessment of performance within the responsibility of each NEO. The 2022 annual incentive awards targets were maintained at either the same percentage of base salary or a set dollar amount for each NEO.

The decision to increase or decrease cash bonuses from year to year is generally based on a variety of factors that our Committee deems appropriate, including our overall performance, the individual executive’s performance, the business environment which existed during the year and any extraordinary events that arose during the course of the year. We believe this flexibility and our history of appropriately rewarding performance provide a strong incentive to our executive officers to perform in a manner that will allow us to achieve our corporate objectives.

The Committee established the 2022 annual incentive opportunities based on a combination of factors, including each executive’s role and responsibilities, experience and skills, expected contribution to the Company and potential impact on Adjusted EBITDA. In the case of David J. Field’s target bonus, the Compensation Committee also established the prospective levels in partial reliance on the pay practices and levels of the peer companies referenced above. The bonus calculation for Adjusted EBITDA purposes is consistent with our publicly disclosed Adjusted EBITDA measure.

Our NEOs’ total 2022 annual incentive opportunities were established at the following levels:

Executive	Below Threshold (% of Base Salary)	Threshold Bonus (% of Base Salary)	Target Bonus (% of Base Salary)	Maximum Bonus (% of Base Salary)
David J. Field	-%	67%	200%	300%
Richard J. Schmaeling	-%	30%	90%	135%
Susan R. Larkin	-%	22%	67%	100%
J.D. Crowley	-%	19%	57%	86%
Andrew P. Sutor, IV	-%	18%	53%	80%

2022 Company-Wide Financial Goals. Our Committee structured the 2022 annual cash incentive program to include a combination of company-wide, business unit and individual performance goals, as appropriate, for the NEOs. In response to shareholder input in our outreach efforts, starting in 2021 we tied 75% of our NEOs’ annual bonus opportunities to a pre-established pay-for-performance grid covering Adjusted EBITDA.

The table below reflects the Adjusted EBITDA grids covering our NEOs for the financial portion of the 2022 bonus. The Committee assigned weightings to these metrics according to each executive’s primary accountability, as follows:

2022 Annual Incentive Financial Goals (dollars in millions)

	Below Threshold		Threshold		Target		Maximum
	Level	Bonus Payable	Level	Bonus Payable	Level	Bonus Payable	Level	Bonus Payable
Adjusted EBITDA	<$269.9	0%	$270.0	33.0%	$341.0	100%	≥$400.0	150%

2022 Financial Performance (dollars in millions)

	2022 Results			Bonus Payout %
	$	% vs. Threshold	% vs. Target
Adjusted EBITDA	$137.9	51.1%	40.4%	0%

2022 Additional Bonus Objectives and Accomplishments. The remaining 25% of NEOs’ 2022 annual bonus opportunity was tied to the particular area of expertise and responsibilities of each executive, and a subjective evaluation of their performance in achieving those objectives.

Determination of CEO 2022 Annual Incentive Compensation. At the beginning of calendar year 2022, our Committee identified certain goals and objectives relating to the performance of our Chief Executive Officer. Specifically, for 2022 our Committee identified the following goals and objectives as follows:

• 75% of the CEO’s annual incentive compensation for 2022 was tied to the achievement of the pre-established Adjusted EBITDA goal.

–The Company’s 2022 Adjusted EBITDA performed at 40.4% of Target and 51.1% of the Threshold, resulting in the financial component of Mr. Field’s 2022 bonus paying at 0% of the Targeted level ($0).

• 25% of the CEO’s annual incentive compensation for 2022 was tied to a subjective and qualitative assessment of our CEO’s performance. In assessing this component, our Committee considered the Company’s performance together with the Committee’s evaluation of our 2022 CEO Goals and Objectives, as contemplated by NYSE Rule 303A.05(b)(i)(A).

–In light of these factors and the factors described below (under “NYSE CEO 2022 Goals and Objectives Evaluation), Mr. Field volunteered, and the Committee agreed, that Mr. Field would receive none of the 25% “subjective and qualitative” component of his 2022 Targeted annual bonus ($0).

NYSE CEO 2022 Goals and Objectives Evaluation.

• At the beginning of 2022, our Committee identified the following CEO Goals and objectives for 2022:

Achieve 2022 Adjusted EBITDA Target (#)

Exceed peer operating performance (*)

Exceed peer group stock performance (*)

Manage Leverage (*)

Execute Strategic Plan (*)
◦Enhance Audacy's competitive position and future growth opportunities.
◦Drive innovation and improvement across the company's businesses.
◦Maintain an excellent leadership team and winning culture.

# Represents 75% of CEO Aggregate Bonus Target
* Collectively represents 25% of CEO Aggregate Bonus Target

For purposes of operating performance, we considered the performance of commercial radio stations within each market where we operate. For purposes of the stock performance analysis, we considered our Radio Peers: Beasley Broadcast Group, Inc. Cumulus Media Inc. and iHeartMedia, Inc.; and our public company TV Peers: Nexstar Media Group, Inc. and Tegna, Inc.

Adjusted EBITDA is a “Non-GAAP Financial Measure.”

We calculate Adjusted EBITDA as net income (loss) available to common shareholders, adjusted to exclude: income taxes (benefit); income from discontinued operations, net of income taxes or benefit; total other income or expense; net interest expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); other expenses related to refinancing; impairment loss, merger and acquisition costs, preferred stock dividends; COVID-19 related expenses (income); liability management expense; non-recurring expenses/recoveries, otherwise included in corporate or station expenses; non-recurring expense recognized for restructuring charges or similar costs, including transition and integration costs, net (gain) loss on early extinguishment of debt, and net (gain) or loss on sale or disposition of assets.

• With respect to our 2022 CEO Goals and Objectives, our Committee found:

–We did not achieve our 2022 Adjusted EBITDA target.

–With respect to exceeding our peer group’s operating performance, the Committee found that the Company did not exceed its peer group. In making this determination, the Committee considered the Company's revenue share versus our markets.

–With respect to exceeding our peer stock price performance, the Committee found that the Company’s 2022 stock performance did not exceed that of our public company Radio Peers (listed above) and our public company TV Peers (listed above).

–With respect to managing our leverage, the Committee found this goal was partially achieved. The Committee noted that the Company maintained compliance with 1st lien maintenance covenant and receivables facility’s liquidity minimum throughout 2022.

–With respect to executing our strategic plan, the Committee found this goal was partially achieved for the following reasons:

◦The Company’s 2022 operating results fell well short of performance objectives, significantly impacted by macroeconomic deterioration and challenging ad market headwinds.

◦The Company successfully pivoted to an aggressive action plan to navigate the emerging ad recession. Specifically, the Company faced deep challenges beginning in the second quarter as advertising conditions deteriorated significantly at a time when Adjusted EBITDA was still recovering and the Company was in the midst of a significant acceleration of both capital expenses and operating expenses driven by various transformational investments and initiatives. The Company moved quickly to develop and execute an aggressive strategic action plan to address the crisis and to be in the best possible position to navigate the storm.

◦The Company successfully monetized several non-strategic assets to bolster liquidity.

•Final Determination of CEO 2022 Annual Incentive Compensation. Based on the above factors, Mr. Field received no cash bonus for 2022 (i.e., $0).

Determination of Other NEOs’ 2022 Annual Incentive Compensation.

75% Financial Bonus Component. The approach to determining the 75% financial bonus component for the remaining NEOs was the same as described above for the CEO. Since the Adjusted EBITDA goal was not achieved, there was no bonus attributable to this metric.

75% - Adjusted EBITDA Based Bonus Component
Executive	Bonus Target (Adjusted EBITDA Based) 75% of Total Target	% of Bonus Target (Adjusted EBITDA Based) Earned	Amount Earned
David J. Field	$2,025,000	0%	$0
Richard J. Schmaeling	$550,829	0%	$0
Susan R. Larkin	$375,000	0%	$0
J.D. Crowley	$300,000	0%	$0
Andrew P. Sutor, IV	$243,750	0%	$0

25% Non-Financial Bonus Component. Based on the same Company-wide performance results cited above in this Compensation Discussion and Analysis and the Committee’s assessment of the additional 25% bonus factor the final 2022 bonus amounts were determined at the following levels:

25% - Non-Financial Bonus Component
Executive	Bonus Target (Non-Financial Based) 25% of Total Target	% of Bonus Target (Non-Financial Based) Earned	Amount Earned
David J. Field	$675,000	0%	$0
Richard J. Schmaeling	$183,610	100%	$183,610
Susan R. Larkin	$125,000	50%	$62,500
J.D. Crowley	$100,000	75%	$75,000
Andrew P. Sutor, IV	$81,250	100%	$81,250

2022 Total Bonuses Earned. Accordingly, the 2022 total cash bonuses earned by our NEOs were as follows:

2022 Total Bonus Earned
Executive	Total Bonus Target	% of Bonus Total Target Earned	Total Amount Earned
David J. Field	$2,700,000	0%	$0
Richard J. Schmaeling	$734,439	25.0%	$183,610
Susan R. Larkin	$500,000	12.5%	$62,500
J.D. Crowley	$400,000	18.8%	$75,000
Andrew P. Sutor, IV	$325,000	25.0%	$81,250

Equity Compensation. To promote our long-term objectives, the Audacy 2022 Equity Compensation Plan permits awards to our executive officers who are in a position to make a significant contribution to our long-term success. Such equity awards are permitted to be made in the form of nonqualified stock options, incentive stock options, stock appreciation rights and restricted stock / restricted stock unit awards and dividend equivalents.

In 2022 we again deferred our typical first quarter equity compensation grants for a full year until the first quarter of 2023. On February 23, 2023, we granted restricted stock units (“RSUs”) to our NEOs. We awarded RSUs in order to align executive pay with shareholder value creation and to promote the retention of senior executive talent. Given the reduced incentive levels resulting from the impact of the present macroeconomic climate the and lingering impacts of the pandemic, retention of critical talent is especially vital.

Specifically, on February 23, 2023, the Committee granted two tranches of equity awards to our NEOs including: (i) the deferred 2022 equity awards; and (ii) the 2023 annual awards (returning us to a normalized grant cycle).

The Deferred 2022 Equity Awards
Named Executive Officer	Contractual Target	# of Shares Underlying Deferred 2022 RSU Grant	Grant Date Value (@$0.23 p/share)	Value as a Percent of Target
David J. Field	No Target	125,000	$28,750	N/A
Richard J. Schmaeling (FN1)	$509,200 (FN2)	210,000	$48,300	9.5%
Susan R. Larkin	$500,000	185,000	$42,550	8.5%
J.D. Crowley	N/A (FN3)	--	--	N/A
Andrew P. Sutor, IV	$300,000	100,000	$23,000	7.7%

FN1: In light of the Company’s stock price (i.e., $0.23 per share on the date of grant), the Committee elected to grant equity compensation to Mr. Schmaeling solely in the form of time-based RSUs, rather than a mix of performance-based and time-based RSUs.
FN2: The target for Mr. Schmaeling was $500,000 plus 40,000 RSUs (or $9,200 assuming a grant date market closing price of $0.23).
FN3: Mr. Crowley entered into an employment agreement on January 9, 2023 which included an initial equity grant of 300,000 RSUs in lieu of any deferred 2022 equity Grant.

These grants are time-based RSU awards that vest: 50% on March 31, 2024; 25% on March 31, 2025; and the remaining 25% on March 31, 2026.

The Annual 2023 Equity Awards
Named Executive Officer	Contractual Target	# of Shares Underlying Annual 2023 Equity Award	Grant Date Value (@$0.23 p/share)	Value as a Percent of Target
David J. Field	No Target	125,000	$28,750	N/A
Richard J. Schmaeling (FN1)	$506,900 (FN2)	210,000	$48,300	9.5%
Susan R. Larkin	$500,000	185,000	$42,550	8.5%
J.D. Crowley	$500,000	160,000	$36,800	7.4%
Andrew P. Sutor, IV	$300,000	100,000	$23,000	7.7%

FN1: In light of the Company’s stock price (i.e., $0.23 per share on the date of grant), the Committee elected to grant equity compensation to Mr. Schmaeling solely in the form of time-based RSUs, rather than a mix of performance-based and time-based RSUs.
FN2: The target for Mr. Schmaeling was $500,000 plus 30,000 RSUs (or $6,900 assuming a grant date market closing price of $0.23).

These grants are time-based RSU awards that vest: 50% on February 16, 2025; 25% on February 16, 2026; and the remaining 25% on February 16, 2027.

Other Compensation. Our Committee has provided for a number of additional elements of benefit based compensation. These components are designed to accomplish a variety of objectives including: (i) maximizing the full benefit under applicable tax regulations (e.g., our 401(k) plan); (ii) providing for the health and welfare of our executives and their families (e.g., our medical, disability and life insurance plans); (iii) conveying a level of security in the context of any possible change of control (e.g., our general severance policy as well as specific severance and change of control agreements); and (iv) providing executives with an appropriate level of perquisites (e.g., our car allowance policy).

401(k) Plan. We maintain a 401(k) Plan which is generally available to all of our full-time employees. Executive officer participation in this plan is on the same basis as our other employees. All of our Named Executive Officers participate in our 401(k) Plan.

Deferred Compensation Plans. We maintain deferred compensation plans for our corporate and station management employees as well as our non-employee directors. Under each plan, participants were permitted to defer a portion of their compensation for specific time periods. Our obligations under such plans are unsecured. Effective January 1, 2018, further contributions under these plans have been frozen beginning with any contribution elections covering the 2018 year.

Employee Benefit Plans. We have a number of benefit plans available to all of our full-time employees. These benefits include Medical Insurance, Dental Insurance, voluntary Short-Term Disability Insurance, Long-Term Disability Insurance, Life Insurance and Accidental Death and Dismemberment Insurance, a MEDEX Travel Assist Program and Vision Insurance.

Employee Stock Purchase Plan. In order to promote alignment with shareholder value creation, we maintain an Employee Stock Purchase Plan pursuant to which participating employees can purchase up to $25,000 of our Class A common stock per year at a discount of up to 15%. Purchases are made four times per year and are funded through payroll deductions. Effective January 1, 2023, we suspended our Employee Stock Purchase Plan.

Severance and Change-of-Control Benefits. We have a severance policy, which is applicable to all of our employees. Under this policy, full-time employees are eligible for up to fifteen weeks of severance (subject to certain requirements). Our employment agreements with each of our Named Executive Officers govern severance for those officers. The applicable severance and change of control provisions for each such officer are described below.

Personal Usage of Jet Card. We participate in a limited jet card program. We permit our Chairman, CEO/President, Chairman Emeritus and other executive officers approved by our CEO/President to use our jet card for personal use, subject to the terms of our Aircraft Usage Policy. Under this policy, our executives must reimburse us for all usage and other incremental charges relating to any such flight(s). While this personal usage is by definition a perquisite, as it is not generally available to all of our employees, there is no associated dollar value of compensation since the executives reimburse us for the entire cost for each personal flight.

Car Allowance. Two of our Named Executive Officers, David J. Field and Richard J. Schmaeling, are provided with car allowances.

NAMED EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS AND SEVERANCE

David J. Field, Chairman, President and Chief Executive Officer. Our Principal Executive Officer is David J. Field. Mr. Field serves as our President and Chief Executive Officer pursuant to an amended and restated employment agreement dated December 14, 2021 (but effective as of January 1, 2022). This agreement has an initial term of three years with automatic one year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Field’s agreement provides for: (i) an annual base salary of $1,350,000 and (ii) an annual cash performance-based bonus target of 200% of his annual base salary. Mr. Field’s salary for 2022 was $1,349,255.

•Incentive Compensation. For services during 2022, our Committee did not award any bonus to Mr. Field

•Equity Incentive Compensation. In 2022, in light of the lingering impact of the COVID-19 pandemic and the present macroeconomic climate, the Company again postponed making its annual equity incentive awards until the first quarter of 2023. On February 23, 2023, our Committee awarded Mr. Field the equity awards described in the tables above.

Termination / Severance Compensation. Mr. Field’s employment agreement may be terminated by either party. In the event that Mr. Field is terminated by us without cause (as defined in the agreement) or he resigns for good reason (as defined in his agreement) prior to the execution of a binding agreement which would result in a change in control (as defined in his agreement), if consummated, or more than two years following a change in control, subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him a lump sum payment in an amount equal to the greater of: (i) the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding three-year period, or (ii) the sum of the base salary and annual bonuses that would otherwise have been payable through the end of the then current term of the agreement. If such termination occurs (a) following the execution of a binding agreement which would result in a change in control if consummated; or (b) prior to the two-year anniversary of a change in control; in each case subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards will become fully vested, and we will pay him a lump sum payment in an amount equal to the sum of three years’ annual base salary and three times the highest annual bonus paid to him during the preceding three-year period. We will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months.

Furthermore, in the event that Mr. Field dies or becomes disabled, then all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him (or his estate, if applicable) a lump sum payment in an amount equal to the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding three-year period, and we will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months.

Finally, Mr. Field’s agreement also provides that in the event of a change in control where Mr. Field’s employment is terminated within 24 months thereof, all of Mr. Field’s then outstanding equity compensation awards will become fully vested and exercisable.

Richard J. Schmaeling, Executive Vice President and Chief Financial Officer. Richard J. Schmaeling serves as our Executive Vice President - Strategic Initiatives and Chief Financial Officer pursuant to an employment agreement dated April 12, 2021 (but effective May 1, 2021). The term of this agreement extends through April 30, 2025. Mr. Schmaeling’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of 90% of his annual base salary; and (iii) annual equity grants with a target of $500,000 (including a target of $350,000 of time based equity compensation and $150,000 of performance based equity compensation) plus 50,000 RSUs in 2021, 40,000 RSUs in 2022, 30,000 RSUs in 2023, and 20,000 RSUs in 2024. Mr. Schmaeling’s salary for 2022 was $815,692. Mr. Schmaeling is eligible to participate in our benefit plans generally available to our senior executive officers as described above.

•Incentive Compensation. In recognition of his services during 2022, and in light of the considerations described above and in accordance with the terms of his employment agreement, on February 23, 2023, our Committee awarded Mr. Schmaeling a bonus of $183,610.

•Equity Incentive Compensation. In 2022, in light of the lingering impact of the COVID-19 pandemic and the present macroeconomic climate, the Company again postponed making its annual equity incentive awards until the first quarter of 2023. On February 23, 2023, our Committee awarded Mr. Schmaeling the equity awards described in the tables above.

Termination / Severance Compensation. In the event that Mr. Schmaeling’s employment is terminated either by the Company without “cause” (other than due to disability) or by him for “good reason,” in either case prior to the execution of a binding agreement which would result in a “change in control” (each as defined in his employment agreement) if consummated, or more than twelve months following a change in control, then, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement, Mr. Schmaeling will be entitled to receive the following severance payments and benefits: (i) continued payment of his annual base salary for one year following the date of termination; (ii) a one-time bonus payment equal to the pro-rata portion of the amount of annual bonus received for the year immediately preceding the year of termination (or target annual bonus if such termination occurs before any annual bonus has been paid); and (iii) all of Mr. Schmaeling’s then-outstanding equity awards will continue to vest through the first anniversary of the date of termination as if he had remained employed through such date.

If Mr. Schmaeling’s employment is terminated either by the Company without cause (other than due to disability) or by him for good reason, in either case, during the period commencing on the date of execution of a binding agreement which would result in a change in control, if consummated, and ending on the twelve-month anniversary of a change in control, then Mr. Schmaeling will be entitled to receive the severance payments and benefits described in the immediately preceding paragraph (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in this employment agreement), except that all of Mr. Schmaeling’s then-outstanding equity awards that vest solely on the basis of time will become fully vested and immediately exercisable or settled as of the date of such termination of employment (which shall be in lieu of any continued vesting).

Finally, if his agreement terminates at the end of the term and the Company made a “Qualified Offer” (i.e., an offer to continue employment with a salary and bonus package that is equal to or greater than Mr. Schmaeling’s then current salary and annual incentive bonus package) not later than April 1, 2025, then Mr. Schmaeling will not be entitled to any severance. However, if the Company has not made a Qualified Offer and Mr. Schmaeling’s employment terminates at the end of the term, then he will receive his base salary for one year following the date of termination, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in the Employment Agreement.

Susan R. Larkin, Executive Vice President and Chief Operating Officer. Susan R. Larkin serves as our Executive Vice President and Chief Operating Officer pursuant to an employment agreement dated as of March 4, 2020 (but effective May 5, 2020) and amended on December 14, 2021. The term of this agreement continues through May 4, 2023. Ms. Larkin’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of $500,000; and (iii) annual equity grants with a target grant value of $500,000. Ms. Larkin’s salary for 2022 was $750,000. Ms. Larkin is eligible to participate in our benefit plans generally available to our senior executive officers as described above.

•Incentive Compensation. In recognition of her services during 2022, and in light of the considerations described above and in accordance with the terms of her employment agreement, on February 23, 2023, our Committee awarded Ms. Larkin a bonus of $62,500.

•Equity Incentive Compensation. In 2022, in light of the lingering impact of the COVID-19 pandemic and the present macroeconomic climate, the Company again postponed making its annual equity incentive awards until the first quarter of 2023. On February 23, 2023, our Committee awarded Ms. Larkin the equity awards described in the tables above.

Termination / Severance Compensation. In the event that Ms. Larkin’s employment is terminated by the Company without “cause” (as defined in her employment agreement), Ms. Larkin will be entitled to receive, as severance: (i) the continued payment of her annual base salary for twelve months following the date of termination; (ii) a one-time bonus in an amount equal to the annual incentive bonus that she was paid in the year immediately preceding the year in which the termination occurs, prorated in accordance with the number of quarters (whole or partial) in which she worked in the year in which such termination occurs; and (iii) all grants of equity made through the effective date of such termination will continue to vest through the period ending on the one-year anniversary of such termination, as if she had remained employed hereunder through that date.

Ms. Larkin’s employment agreement provides that either party may provide notice of non-renewal. If the Company gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be entitled to receive, as severance, the items specified in Clause (i) and (ii) in the prior paragraph. If Ms. Larkin gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be not be entitled to additional compensation.

J.D. Crowley, President - Podcast and Streaming and Chief Digital Officer. J.D. Crowley serves as our Chief Digital Officer and President - Podcast and Streaming pursuant to an employment agreement dated as of January 9, 2023. The term of this agreement continues through March 31, 2026 with automatic one-year extensions unless either party provides prior notice of non-extension. Mr. Crowley’s agreement included a signing bonus of $325,000 and an initial equity award of 300,000 restricted stock units. These RSUs vest: (i) fifty percent (50%) on March 31, 2025; and (ii) fifty percent (50%) on March 31, 2026, in each case subject to Mr. Crowley's employment on the vesting date. Mr. Crowley’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of 80% of his annual base salary; and (iii) annual equity grants with a target of $500,000 or such other amount as determined at the discretion of the Committee. Mr. Crowley’s salary for 2022 was $700,000. Under this agreement, Mr. Crowley also received certain other benefits as provided from time to time to our senior executive officers. See below under the heading “Termination or Change-In-Control Payments.”

•Incentive Compensation. In recognition of his services during 2022, and in light of the considerations described above and in accordance with the terms of his employment agreement, on February 23, 2022, our Committee awarded Mr. Crowley a bonus of $75,000.

•Equity Incentive Compensation. In 2022, in light of the lingering impact of the COVID-19 pandemic and the present macroeconomic climate, the Company again postponed making its annual equity incentive awards until the first quarter of 2023. On February 23, 2023, our Committee awarded Mr. Crowley the equity award described in the table above.

Termination / Severance Compensation. In the event that Mr. Crowley’s employment is terminated either by the Company without “cause” (other than due to disability) or by him for “good reason,” Mr. Crowley will be entitled to receive the following severance payments and benefits: (i) continued payment of his annual base salary for one year following the date of termination; (ii) a one-time bonus payment equal to the pro-rata portion of the amount of annual bonus received for the year immediately preceding the year of termination (or target annual bonus if such termination occurs before any annual bonus has been paid); and (iii) all of Mr. Crowley’s then-outstanding equity awards will continue to vest through the first anniversary of the date of termination as if he had remained employed through such date the (“Severance Benefits”).

If Mr. Crowley’s employment is terminated by the Company without Cause, by Mr. Crowley for “good reason” or Mr. Crowley’s employment agreement is not renewed by the Company as a result of a Change of Control, during the period commencing on the date of execution of a binding agreement which would result in a Change in Control if consummated and ending on the twelve (12) month anniversary of the consummation of such Change in Control, then Mr. Crowley would be entitled to the Severance Benefits. In addition, all of Mr. Crowley’s then-outstanding equity grants, to the extent not previously vested, which are subject to vesting solely on the basis of time, would fully vest and become immediately exercisable or settled as of the date of such termination of employment.

Andrew P. Sutor, IV, Executive Vice President, General Counsel and Secretary. Andrew P. Sutor, IV serves as our Executive Vice President, General Counsel and Secretary pursuant to an employment agreement dated as of May 15, 2017, and amended on February 20, 2020. The term of this agreement continues through December 31, 2023, with automatic one-year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Sutor’s agreement provides for: (i) an annual base salary of $575,000; (ii) an annual cash performance-based bonus target of $325,000; and (iii) annual equity grants with a target of $300,000. Mr. Sutor’s salary for 2022 was $609,676.

•Incentive Compensation. In recognition of his services during 2022, and in light of the considerations described above and in accordance with the terms of his employment agreement, on February 23, 2023, our Committee awarded Mr. Sutor a bonus of $81,250.

•Equity Incentive Compensation. In 2022, in light of the lingering impact of the COVID-19 pandemic and the present macroeconomic climate, the Company again postponed making its annual equity incentive awards until the first quarter of 2023. On February 23, 2023, our Committee awarded Mr. Sutor the equity awards described in the tables above.

Termination / Severance Compensation. In the event that Mr. Sutor’s employment (i) is terminated by the Company without “Cause”; or (ii) terminates as of December 31, 2023, or any December 31 thereafter due to a notice of non-renewal by the Company and the Company has not made an offer of continued employment at the same then current salary and bonus opportunity, Mr. Sutor will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, in the event of a termination of his agreement without Cause, where the Company has not made a Qualified Offer, or by the Company in breach of his Agreement, then: (i) all of Mr. Sutor’s then-outstanding Company stock based rights which are subject to vesting, shall become vested, exercisable and payable with respect to all of the equity subject thereto; and (ii) all of Mr. Sutor’s options and similar rights shall remain exercisable with respect to such equity for up to an additional two (2) years from the termination date, but in no event longer than for the original term of the options.

STOCK OWNERSHIP GUIDELINES

Director Stock Ownership Guidelines. Our Corporate Governance Guidelines require each of the Company’s non-employee directors to acquire and continually hold equity interests representing at least three times the annual cash retainer paid to each director by the third anniversary of director service. Once the required objective ownership has been achieved the target will be deemed to be continuously met regardless of future share price fluctuations and provided that the ownership of the shares utilized to meet the target are maintained.

Name Executive Officer Stock Ownership Guidelines. In response to the input of our shareholders in our outreach process, our Corporate Governance Guidelines require each of our NEOs to acquire and continually hold the following levels of Company shares:

Executive	Multiple of Annual Cash Salary
CEO	6x
Other NEOs	2x

For NEOs as of January 1, 2019, the initial test is as of such date. To the extent an NEO had not satisfied the criteria as of such date, such NEO(s) shall have until the later of: (a) the third anniversary of an individual becoming an NEO (or three years from an individual becoming our CEO with respect to the heightened six times threshold); or (b) three years from October 22, 2019. Once the required objective ownership has been achieved the target will be deemed to be continuously met regardless of future share price fluctuations or salary increases, provided that the ownership of the shares utilized to meet the target are maintained. All of our NEOs are either currently in compliance with these new guidelines, or are on track to comply within the compliance timeline.

PROHIBITION ON HEDGING AND PLEDGING OF COMPANY SECURITIES

Our Directors, NEOs and “Covered Persons” (as defined in our Securities Trading Policy) are prohibited from (1) pledging Company securities as collateral for a loan, purchasing Company securities on margin (i.e., borrowing money to purchase the securities) or placing Company securities in a margin account; and (2) directly or indirectly hedging Company securities (that is, making an investment in another security in order to reduce the risk of a loss or gain on any Company Security), whether via forward contracts, equity swaps, collars, exchange funds or otherwise. The above prohibitions do not apply to cashless exercises of stock options under the Company’s equity plans or to situations approved in advance by the Company’s General Counsel.

COMPENSATION CLAWBACK POLICY

In response to shareholder feedback, we added a clawback policy applicable to our executive officers. The policy provides that the Committee may require reimbursement or forfeiture of all or a portion of any incentive compensation awarded to an executive officer in the event of the following circumstances:

•The Company’s financial statements are required to be restated as a result of material non-compliance with any financial reporting requirements under the federal securities laws due to an act of embezzlement, fraud, breach of fiduciary duty, misconduct, or gross negligence;

•As a result of such restatement, a performance measure or specified performance target which was a material factor in determining the amount of incentive compensation previously earned by an executive is restated; and

•The Committee determines in its discretion that a lower amount of incentive compensation would have been earned by such executive based upon the restated financial results.

We continue to monitor this policy to ensure that it is consistent with applicable laws, and will review and modify the policy as necessary to reflect the final New York Stock Exchange listing rules adopted to implement the compensation recovery requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

TAX AND ACCOUNTING ISSUES RELATING TO EXECUTIVE COMPENSATION

Section 162(m) of the Code imposes limitations upon the federal income tax deductibility of certain compensation paid to our Chief Executive Officer, our Chief Financial Officer and to each of our other three most highly compensated executive officers. Under these limitations, we may deduct such compensation only to the extent that during any year the compensation paid to any such officer does not exceed $1,000,000 or meets certain limited conditions. The Committee believes that it is in our best interests to retain flexibility and discretion to make compensation awards to foster achievement of goals the Committee deems important to our success, including for example encouraging employee retention, rewarding achievement of non-quantifiable goals, and achieving progress with specific projects.

Our Committee also takes accounting considerations, including the impact of Accounting Standards Codification (“ASC”) Topic 718, into account in structuring compensation programs and determining the form and amount of compensation awarded.

EXECUTIVE OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE
    The following table provides summary information concerning compensation paid to or earned by our Chief Executive Officer, our Chief Financial Officer, and our next three most highly compensated executive officers (“Named Executive Officers” or "NEOs") for services rendered during 2022, 2021 and 2020 (the table includes data for NEOs beginning with the year they are added to the table):

		Amounts In Dollars
											Change in
											Pension
											Value and
											Non-
						Value Of			Non-Equity		qualified
Name and						Restricted		Value Of	Incentive		Deferred	All
Principal						Stock		Option	Plan		Compensation	Other
Position	Year	Salary	Bonus (1)			Awards (2)		Awards	Compensation		Earnings	Compensation		Total
David J. Field Chairman, President and Chief Executive Officer	2022	$1,349,255		$—		$1,360,250	(3)	$—	$—	(13)	$—	$60,020	(4)	$2,769,525
	2021	$1,277,193		$—		$546,750	(3)	$—	$640,638	(13)	$—	$46,724	(4)	$2,511,305
	2020	$1,159,843		$—		$1,455,070	(3)	$—	$—		$—	$57,020	(4)	$2,671,933
Richard J. Schmaeling Executive VP and Chief Financial Officer	2022	$815,692		$—		$91,113	(5)	$—	$183,610	(13)	$—	$37,270	(6)	$1,127,685
	2021	$745,913		$167,830	(14)	$583,963	(5)	$—	$136,080	(13)	$—	$27,858	(6)	$1,661,644
	2020	$604,135		$—		$516,370	(5)	$—	$—		$—	$37,901	(6)	$1,158,406
Susan R. Larkin Executive VP and Chief Operating Officer	2022	$750,000		$—		$76,338	(7)	$—	$62,500	(13)	$—	$17,385	(8)	$906,223
	2021	$698,461		$125,000	(14)	$282,488	(7)	$—	$100,000	(13)	$—	$13,714	(8)	$1,219,663
	2020	$547,115		$—		$340,072	(7)	$—	$—		$—	$38,329	(8)	$925,516
Andrew P. Sutor, IV Executive VP, Secretary & General Counsel	2022	$609,676		$—		$35,206	(9)	$—	$81,250	(13)	$—	$26,111	(10)	$752,243
	2021	$591,985		$81,250	(14)	$130,282	(9)	$—	$64,750	(13)	$—	$16,703	(10)	$884,970
	2020	$538,865		$—		$670,258	(9)	$—	$—		$—	$24,402	(10)	$1,233,525
J.D. Crowley Chief Digital Officer & President - Podcast and Streaming	2022	$700,000	$	$—		$54,175	(11)	$—	$75,000	(13)	$—	$25,484	(12)	$854,659
	2021	$646,635		$100,000	(14)	$493,975	(11)	$—	$80,000	(13)	$—	$16,278	(12)	$1,336,888

(1)    Includes amounts earned during the year and either paid in the current or subsequent year and/or recognized in the current or subsequent year under a deferred compensation plan.

(2)     Unless otherwise indicated, restricted stock units (“RSUs”), which are subject to service conditions, vest over four years as follows: (i) 50% after two years; (ii) 25% after three years; and (iii) 25% after four years. For equity incentive plan awards that are subject to market conditions (in addition to service conditions), the fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions.
(3)    On May 10, 2022, December 1, 2021 , March 2, 2020, and November 16, 2020, Mr. Field was granted 325,000 RSU, 225,000 RSUs, 119,000 RSUs, and 500,000 RSUs, respectively, with a fair value of $1.97, $2.43, $3.53, and $2.07 per share, respectively. On December 1, 2021, our Committee awarded Mr. Field an equity award of 300,000 restricted stock units ('RSUs"). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 75,000 of the 300,000 RSUs) were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting and therefore were not considered granted until 2022. The table above only reflects the RSUs which were not subject to shareholder approval in 2021. In addition, on May 10, 2022, our Committee awarded Mr. Field 750,000 RSUs subject to market conditions (in addition to service conditions). The fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions. The fair value of the Company’s stock at the time of the May 10, 2022 grant was $1.97 per share, and after applying the valuation model discount, the values used in this chart were $0.96 per share.
(4)    All other compensation includes: (i) medical insurance premiums of $37,994, $32,324 and $35,495 for 2022, 2021 and 2020, respectively; (ii) an auto allowance of $14,400, $14,400, and $14,400 for 2022, 2021 and 2020, respectively; and (iii) a Company 401K contribution of $7,626, $0, and $7,125 for 2022, 2021 and 2020, respectively.
(5)    On May 10, 2022, December 1, 2021, May 1, 2021, March 2, 2020, and November 16, 2020, Mr. Schmaeling was granted 46,250 RSUs, 98,750 RSUs, 60,000 RSUs, 29,000 RSUs, and 200,000 RSUs, respectively, with a fair value of $1.97, $2.43, $4.84, $3.53, and $2.07 per share, respectively. On December 1, 2021, our Committee awarded Mr. Schmaeling an equity award of 185,000 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 46,250 of the 185,000 RSUs) were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting and therefore were not considered granted until 2022. The table above only reflects the RSUs which are not subject to shareholder approval in 2021. In addition, on December 1, 2021, our Committee awarded Mr. Schmaeling an equity award with a target value of $150,000. This award of 40,000 RSUs was subject to market conditions (in addition to service conditions). The fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions. The fair values of the Company’s stock at the time of the December 1, 2021 grants were $2.43 per share, and after applying the valuation model discount, the values used in this chart were $1.34 per share. The market conditions were not achieved and therefore the awards were forfeited in 2022.
(6)    All other compensation includes: (i) medical insurance premiums of $17,645, $15,858 and $18,776 for 2022, 2021 and 2020, respectively; (ii) an auto allowance of $12,000, $12,000 and $12,000 for 2022, 2021 and 2020, respectively; and (iii) a Company 401K contribution of $7,625, $0 and $7,125 for 2022, 2021 and 2020, respectively.
(7)    On May 10, 2022, December 1, 2021 and November 16, 2020, Ms. Larkin was granted 38,750 RSUs, 116,250 RSUs, and 164,286 RSUs, respectively, with a fair value of $1.97, $2.43, and $2.07 per share, respectively. On December 1, 2021, our Committee awarded Ms. Larkin an equity award of 155,000 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 38,750 of the 155,000 RSUs) were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting and therefore were not considered granted until 2022. The table above only reflects the RSUs which are not subject to shareholder approval in 2021.
(8)    All other compensation includes: (i) medical insurance premiums of $15,221.95, $13,714 and $16,199 for 2022, 2021 and 2020, respectively; (ii) an auto allowance of $0, $0 and $18,000 for 2022, 2021 and 2020, respectively; and (iii) a Company 401K contribution of $2,163, $0 and $4,130 for 2022, 2021 and 2020 respectively.

(9)    On May 10, 2022, December 1, 2021, February 20, 2020, March 2, 2020, and November 16, 2020, Mr. Sutor was granted 17,871 RSUs, 53,614 RSUs, 100,000 RSUs, 11,000 RSUs, and 85,714 RSUs, respectively, with a fair value of $1.97, $2.43, $4.54, $3.53, and $2.07 per share, respectively. On December 1, 2021, our Committee awarded Mr. Sutor an equity award of 71,585 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 17,871 of the 71,585 RSUs) are subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting and therefore were not considered granted until 2022. The table above only reflects the RSUs which are not subject to shareholder approval in 2021.
(10)    All other compensation includes: (i) medical insurance premiums of $18,486, $16,703, and $18,776 for 2022, 2021 and 2020, respectively; and (ii) a Company 401K contribution of $7,625, $0 and $5,626 for 2022, 2021 and 2020, respectively.
(11)    On May 10, 2022, Mr. Crowley was granted 27,500 RSU with a fair value of $1.97. On December 1, 2021, Mr. Crowley was granted 82,500 RSUs with a fair value of $2.43 per share. On December 1, 2021, our Committee awarded Mr. Crowley an equity award of 110,000 restricted stock units (“RSUs”). Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, 25% percent of these RSUs (i.e., 27,500 of the 110,000 RSUs) were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting and therefore were not considered granted until 2022. The table above only reflects the RSUs which were not subject to shareholder approval in the 2021 grant. In addition, on March 18, 2021, our Committee awarded Mr. Crowley an equity award of up to 125,000 RSUs with performance conditions with a fair value of $5.87 per share, which vest upon the achievement of certain performance conditions. These RSUs granted were to vest upon the achievement of certain performance conditions. Mr. Crowley would have earned 12,500 RSUs upon the achievement of each of the following Net Digital Revenue amounts for Calendar Year 2022: (i) $310 million; (ii) $332 million; (iii) $355 million; and (iv) $378 million. Mr. Crowley would have earned 12,500 RSUs upon the achievement of each of the following Digital EBITDA amounts for Calendar Year 2022: (i) $65.0 million; (ii) $73 million; and (iii) $85.0 million. Mr. Crowley would have earned 12,500 RSUs upon the achievement of each of the following highest three consecutive month average monthly active users for Calendar Year 2022: (i) 50 million; (ii) 60 million; and (iii) 70 million. These performance metrics were not achieved and therefore the awards were forfeited in 2022.
(12)    All other compensation includes: (i) medical insurance premiums of $17,858 and $16,278 for 2022 and 2021 respectively; and (ii) a Company 401K contribution of $7,625 in 2022.
(13)    Represents payouts under 2022 and 2021 Annual Incentive Compensation plan. In 2022 and 2021, the financial bonus component of the plan which represents 75% of the bonus target was not earned. In 2022 and 2021 payouts represents achievement under the non financial bonus component of the plan which represents 25% of bonus target. Refer to Annual Incentive Compensation discussion in the Elements of Compensation section for further details for plan and achievement for 2022. In 2021 100% of the non financial component was earned and paid.
(14)    In order to be consistent with the bonuses the Company intended to award to its other non-NEO executives and members of management, the Committee decided to award an additional 20% of Target Bonus to all of the Company NEOs, other than our Chief Executive Officer (to whom no additional bonus was awarded). These awards were in line with our Chief Executive Officer’s recommendation: that the NEO (excluding himself) be treated consistent with the Company’s other executives and members of management. In making this recommendation and the subsequent determination by our Committee, it was noted that in 2020 no bonuses were paid to the Company’s NEOs, other executives and other members of Company management. The Committee concluded that the Company’s 2022 and 2021 performance was materially impacted by the continuing effects of COVID-19. Further, the Committee considered the need to seek to retain key executives and members of the Company’s management team.
(15)    Our Compensation Committee awarded our Named Executive Officers bonuses for services performed during the prior fiscal year. The bonus was for services performed during the prior fiscal year pursuant to awards under non-equity incentive plans. On March 2, 2020, our Compensation Committee awarded: (i) Mr. Field a bonus of $1,400,000 payable as follows: (a) $980,000 in cash; and (b) 119,000 RSUs (with a market value of approximately $420,000) which became fully vested on March 16, 2020; (ii) Mr. Schmaeling a bonus of $340,000 payable as follows: (a) $238,000 in cash; and (b) 29,000 RSUs (with a market value of approximately $102,000) which became fully vested on March 16, 2020; and (iii) Mr. Sutor a bonus of $133,000 payable as follows: (a) $93,100 in cash; and (b) 11,000 RSUs (with a market value of approximately $39,900) which became fully vested on March 16, 2020.

GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides summary information concerning equity compensation awards granted to each of our Named Executive Officers during 2022:

Grants of Plan-Based Awards
										All Other	All
										Stock	Other		Fair
										Awards:	Stock		Value
										Number	Awards:	Exercise	Of
										Of	Number	Or	Award
		Estimated Future Payouts			Estimated Future Payouts					Shares	Of	Base	On
		Under Non-Equity Incentive			Under Equity Incentive					Of	Securities	Price	Date
	Grant	Plan Awards (3)			Plan Awards					Stock	Underlying	Of Option	Of
Name	Date	Threshold	Target	Maximum	Threshold	Target		Maximum		Or Units	Option	Awards	Grant
		($)			(#)							($/Share)	($/Share)

David J. Field	5/10/2022	$900,000	$2,700,000	$4,050,000	—					325,000 (1)	—	$—	$1.97 (2)
					—	750,000	(4)	750,000	(4)		—	$—	$0.96 (2)
Richard J. Schmaeling	5/10/2022	$244,813	$734,439	$1,101,659	—					46,250 (1)	—	$—	$1.97 (2)
Susan R. Larkin	5/10/2022	$166,667	$500,000	$750,000	—					38,750 (1)	—	$—	$1.97 (2)
J.D. Crowley	5/10/2022	$133,333	400,000	600,000						27,500 (1)	—	$—	$1.97 (2)
Andrew P. Sutor, IV	5/10/2022	$108,333	$325,000	$487,500	—					17,871 (1)	—	$—	$1.97 (2)

(1)    The RSUs granted on May 10, 2022 vest over four years as follows: (a) 50% on March 31, 2023; (b) 25% on March 31, 2024; and (c) 25% on March 31, 2025.
(2)    The fair value was determined by using the value of our stock price on the date of grant. For equity incentive plan awards that are subject to market conditions (in addition to service conditions), the fair value and expected term was determined by using the Monte Carlo simulation model, which uses certain variables such as expected volatility, a risk free interest rate and expected dividends. The Monte Carlo method begins with the fair value of the stock price on the date of grant and applies a discount based upon the probability of the stock vesting after meeting the market conditions. The fair values of the Company’s stock at the time of the May 10, 2022 grant was $1.97 per share, and after applying the valuation model discount, the values used in this chart were $0.96 per share.
(3)    All information pertains to our annual incentive bonus plan.
(4)    These RSUs granted on May 10, 2022 vest upon achievement of a certain market condition, which is defined as a consecutive trading price goal of twenty-four consecutive days, along with service from the date of the grant through the achievement of the market criteria. Specifically, 250,000 RSUs will vest if the consecutive trading price reaches $6 per share; an additional 250,000 RSUs will vest if the consecutive trading price reaches $9 per share; and an additional 250,000 RSUs will vest if the consecutive trading price reaches $12 per share

NARRATIVE DISCLOSURES
Employment Agreements
    David J. Field. Mr. Field serves as our President and Chief Executive Officer pursuant to an amended and restated employment agreement dated December 14, 2021 (but effective as of January 1, 2022). This agreement has an initial term of three years with automatic one year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Field’s agreement provides for: (i) an annual base salary and (ii) an annual cash performance-based bonus target of 200% of his annual base salary. Mr. Field’s salary for 2022 was $1,349,255.

Pursuant to this new employment agreement, Mr. Field is eligible to receive a one time “EBITDA Bonus” of $3,000,000. The EBITDA Bonus is only payable if, prior to December 31, 2024, the Company’s EBITDA for the immediately preceding consecutive twelve month period exceeds $400,000,000 (as determined by the Board and/or Compensation Committee).

Mr. Field’s agreement also provided for an equity grant of 1,000,000 restricted stock units (“RSUs”) described below under the heading “2022 Equity Awards.”

Under this agreement, Mr. Field will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Field’s employment agreement contains provisions which apply in the event of a termination or change of control. See below under the heading “Termination or Change-In-Control Payments.”
    Richard J. Schmaeling. Mr. Schmaeling serves as our Executive Vice President and Chief Financial Officer pursuant to an employment agreement dated April 12, 2021 (but effective May 1, 2021). The term of this agreement extends through April 30, 2025. Mr. Schmaeling’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of 90% of his annual base salary; and (iii) annual equity grants with a target of $500,000 (including a target of $350,000 of time based equity compensation and $150,000 of performance based equity compensation) plus 50,000 RSUs in 2021, 40,000 RSUs in 2022, 30,000 RSUs in 2023, and 20,000 RSUs in 2024. Mr. Schmaeling’s salary for 2022 was $815,692. Under this agreement, Mr. Schmaeling will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Schmaeling’s employment agreement contains provisions which apply in the event of a termination or change of control. See below under the heading “Termination or Change-In-Control Payments.”
    Susan R. Larkin. Ms. Larkin serves as our Executive Vice President and Chief Operating Officer pursuant to an employment agreement dated March 4, 2020 (but effective May 5, 2020) as amended December 14, 2021. The term of this agreement continues through May 4, 2023. Ms. Larkin’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of $500,000; and (iii) annual equity grants with a target of $400,000 (increasing in 2022 to $500,000 pursuant to her December 14, 2021 amendment). Ms. Larkin’s salary for 2022 was $750,000. Under this agreement, Ms. Larkin will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Larkin’s employment agreement contains provisions which apply in the event of a termination. See below under the heading “Termination or Change-In-Control Payments.”

J.D. Crowley. Mr. Crowley serves as our Chief Digital Officer and President - Podcast and Streaming pursuant to an employment agreement dated as of January 9, 2023. The term of this agreement continues through March 31, 2026 with automatic one-year extensions unless either the Company or Employee gives written notice of non-renewal. This new employment agreement included a signing bonus of $325,000 and an initial equity award of 300,000 restricted stock units. These RSUs vest: (i) fifty percent (50%) on March 31, 2025; and (ii) fifty percent (50%) on March 31, 2026. Mr. Crowley’s agreement provides for: (i) an annual base salary; (ii) an annual cash performance-based bonus target of 80% of his annual base salary; and (iii) annual equity grants with a target of $500,000. Mr. Crowley’s salary for 2022 was $700,000. Under this agreement, Ms. Crowley also received certain other benefits as provided from time to time to our senior executive officers. See below under the heading “Termination or Change-In-Control Payments.”
    Andrew P. Sutor, IV. Mr. Sutor serves as our Executive Vice President, General Counsel and Secretary pursuant to an employment agreement dated as of May 15, 2017 and amended on February 20, 2020. The term of this agreement continues through December 31, 2023 with automatic one-year extensions following the initial term unless either party provides prior notice of non-extension. Mr. Sutor’s agreement provides for: (i) an annual base salary of $575,000; (ii) an annual cash performance-based bonus target of $325,000; and (iii) annual equity grants with a target of $300,000. Mr. Sutor’s salary for salary for 2022 was $609,676. Under this agreement, Mr. Sutor will also receive certain other benefits as provided from time to time to our senior executive officers. Mr. Sutor’s employment agreement contains provisions which apply in the event of a termination. See below under the heading “Termination or Change-In-Control Payments".

2022 Equity Awards

David J. Field. On December 1, 2021, our Committee awarded Mr. Field an equity award of 75,000 restricted stock units ('RSUs") which vest: (i) 50% on March 31, 2023; (ii) 25% on March 31, 2024; and (iii) 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, these RSUs were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. These RSUS are deemed to have been granted on May 10, 2022, the date our shareholders approved the 2022 Audacy Equity Compensation Plan.
Mr. Field’s employee agreement provided for an equity grant of 1,000,000 restricted stock units (“RSUs”), subject to our shareholders approving the 2022 Audacy Equity Compensation Plan at the 2022 Annual Meeting of Shareholders. On May 10, 2022, following such approval the Company made such grant. Seventy five percent (75%) of these RSUs have market based vesting conditions while the remaining twenty five percent (25%) have time based vesting conditions.
● The market based RSUs will vest based on the attainment of certain performance milestones as summarized in the table below, subject to Mr. Field’s continuous service with the Company through each vesting date. The market based RSUs shall vest on the later of the date on which a Consecutive Trading Price goal is attained, or January 1, 2023.

Number of Vesting Market Vesting RSUs	Consecutive Trading Price Goal	Percent Increase in stock Price Goal versus Closing Price on Date of Agreement (i.e., $2.50 on 12/14/21)
250,000	$6.00	240%
250,000	$9.00	360%
250,000	$12.00	480%

For purposes of this agreement, “Consecutive Trading Price” means the trading date following the effective date on which the Company's closing share price on any exchange on which the Company's common stock is then listed equals or exceeds the Consecutive Trading Price goal(s) set forth in the table above and has equaled or exceeded such Consecutive Trading Price goal(s) for the immediately preceding consecutive twenty four (24) trading days. These performance shares (or tranches thereof) will lapse and expire to the extent any applicable Consecutive Trading Price Goal is not achieved by December 31, 2024.
● Time based RSUs will vest (i) 50% on the second year anniversary of the effective date of the Agreement, (ii) 25% on the third year and (iii) 25% on the fourth year, subject to Mr. Field’s service with the Company.

Richard J. Schmaeling. On December 1, 2021, our Committee awarded Mr. Schmaeling an equity award of 46,250 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, these RSUs were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. These RSUS are deemed to have been granted on May 10, 2022, the date our shareholders approved the 2022 Audacy Equity Compensation Plan.

Susan R. Larkin. On December 1, 2021, our Committee awarded Ms. Larkin an equity award of 38,750 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, these RSUs were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. These RSUS are deemed to have been granted on May 10, 2022, the date our shareholders approved the 2022 Audacy Equity Compensation Plan.

J.D. Crowley. On December 1, 2021, our Committee awarded Mr. Crowley an equity award of 27,500 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, these RSUs were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. These RSUS are deemed to have been granted on May 10, 2022, the date our shareholders approved the 2022 Audacy Equity Compensation Plan.
Andrew P. Sutor, IV. On December 1, 2021, our Committee awarded Mr. Sutor an equity award of 17,871 restricted stock units (“RSUs”) which vest 50% on March 31, 2023, 25% on March 31, 2024 and 25% on March 31, 2025. Because the Company did not have sufficient shares available under the Company’s Equity Compensation Plan, these RSUs were subject to shareholder approval of a new Company equity incentive plan at the 2022 annual shareholders meeting. These RSUS are deemed to have been granted on May 10, 2022, the date our shareholders approved the 2022 Audacy Equity Compensation Plan.
TERMINATION OR CHANGE-IN-CONTROL PAYMENTS
The table below and the subsequent narrative sections describe the benefits payable to our Named Executive Officers (assuming current employment compensation agreements were in place) in two circumstances:
•a termination by us without cause on December 31, 2022
•a termination coupled with a Change in Control on December 31, 2022

NEO:	Amount
	Termination	Termination Coupled with a Change in Control
David J. Field	$5,672,500	$8,620,875
Richard J. Schmaeling	$1,071,214	$1,351,357
Susan R. Larkin	$852,469	$852,469
J.D. Crowley	$724,767	$737,956
Andrew P. Sutor, IV	$668,577	$668,577

    David J. Field. Mr. Field’s employment agreement may be terminated by either party. In the event that Mr. Field is terminated by us without cause (as defined in the agreement) or he resigns for good reason (as defined in his agreement) prior to the execution of a binding agreement which would result in a change in control (as defined in his agreement), if consummated, or more than two years following a change in control, subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him a lump sum payment in an amount equal to the greater of: (i) the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding four-year period, or (ii) the sum of the base salary and annual bonuses that would otherwise have been payable through the end of the then current term of the agreement. If such termination occurs (a) following the execution of a binding agreement which would result in a change in control if consummated; or (b) prior to the two-year anniversary of a change in control, in each case subject to his execution of a release of claims against us, all of Mr. Field’s outstanding equity compensation awards will become fully vested, and we will pay him a lump sum payment in an amount equal to the sum of three years’ annual base salary and three times the highest annual bonus paid to him during the preceding four-year period. We will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months.
    Furthermore, in the event that Mr. Field dies or becomes disabled, then all of Mr. Field’s outstanding equity compensation awards that vest on the basis of our performance will become fully vested and we will pay him (or his estate, if applicable) a lump sum payment in an amount equal to the sum of two years’ annual base salary and two times the highest annual bonus paid during the preceding three-year period, and we will also pay his COBRA premiums for continued health coverage, to the extent he elects such coverage, for a period of up to eighteen months.
    Richard J. Schmaeling. In the event that Mr. Schmaeling’s employment is terminated either by the Company without “cause” (other than due to disability) or by him for “good reason,” in either case prior to the execution of a binding agreement which would result in a “change in control” (each as defined in his employment agreement) if consummated, or more than twelve months following a change in control, then, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement, Mr. Schmaeling will be entitled to receive the following severance payments and benefits: (i) continued payment of his annual base salary for one year following the date of termination; (ii) a one-time bonus payment equal to the pro-rata portion of the amount of annual bonus received for the year immediately preceding the year of termination (or target annual bonus if such termination occurs before any annual bonus has been paid); and (iii) all of Mr. Schmaeling’s then-outstanding equity awards will continue to vest through the first anniversary of the date of termination as if he had remained employed through such date.
    If Mr. Schmaeling’s employment is terminated either by the Company without cause (other than due to disability) or by him for good reason, in either case, during the period commencing on the date of execution of a binding agreement which would result in a change in control, if consummated, and ending on the twelve-month anniversary of a change in control, then

Mr. Schmaeling will be entitled to receive the severance payments and benefits described in the immediately preceding paragraph (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in this employment agreement), except that all of Mr. Schmaeling’s then-outstanding equity awards that vest solely on the basis of time will become fully vested and immediately exercisable or settled as of the date of such termination of employment (which shall be in lieu of any continued vesting).
Finally, if Mr. Schmaeling’s agreement terminates at the end of the term and the Company made a “Qualified Offer” (i.e., an offer to continue employment with a salary and bonus package that is equal to or greater than Mr. Schmaeling’s then current salary and annual incentive bonus package) not later than April 1, 2025, then Mr. Schmaeling will not be entitled to any severance. However, if the Company has not made a Qualified Offer and Mr. Schmaeling’s employment terminates at the end of the term, then he will receive his base salary for one year following the date of termination, subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in the Employment Agreement.
    Susan R. Larkin. In the event that Ms. Larkin’s employment is terminated by the Company without “cause” (as defined in her employment agreement), Ms. Larkin will be entitled to receive, as severance: (i) the continued payment of her annual base salary for twelve months following the date of termination; (ii) a one-time bonus in an amount equal to the annual incentive bonus that she was paid in the year immediately preceding the year in which the termination occurs, prorated in accordance with the number of quarters (whole or partial) in which she worked in the year in which such termination occurs; and (iii) all grants of equity made through the effective date of such termination will continue to vest through the period ending on the one-year anniversary of such termination, as if she had remained employed hereunder through that date.
    Ms. Larkin’s employment agreement provides that either party may provide notice of non-renewal. If the Company gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be entitled to receive, as severance, the items specified in Clause (i) and (ii) in the prior paragraph. If Ms. Larkin gives notice of non-renewal and Ms. Larkin’s employment is therefore terminated, Ms. Larkin will be not be entitled to additional compensation.

J.D. Crowley. In the event that Mr. Crowley’s employment is terminated either by the Company without “cause” (other than due to disability) or by him for “good reason,” Mr. Crowley will be entitled to receive the following severance payments and benefits: (i) continued payment of his annual base salary for one year following the date of termination; (ii) a one-time bonus payment equal to the pro-rata portion of the amount of annual bonus received for the year immediately preceding the year of termination (or target annual bonus if such termination occurs before any annual bonus has been paid); and (iii) all of Mr. Crowley’s then-outstanding equity awards will continue to vest through the first anniversary of the date of termination as if he had remained employed through such date the (“Severance Benefits”). The termination calculations in the table above are based on the contract in effect as of 12/31/2022 and thus does not include the one-time bonus payment term noted in (ii). This term was added to the new contract signed in January 2023. The bonus preceding the year of termination to be added to the termination payment calculation noted above would be the 2022 bonus payment which totals $75,000.

If Mr. Crowley’s employment is terminated by the Company without Cause, by Mr. Crowley for “good reason” or Mr. Crowley’s employment agreement is not renewed by the Company as a result of a Change of Control, during the period commencing on the date of execution of a binding agreement which would result in a Change in Control if consummated and ending on the twelve (12) month anniversary of the consummation of such Change in Control, then Mr. Crowley would be entitled to the Severance Benefits. In addition, all of Mr. Crowley’s then-outstanding equity grants, to the extent not previously vested, which are subject to vesting solely on the basis of time would fully vest and become immediately exercisable or settled as of the date of such termination of employment.
Andrew P. Sutor, IV. In the event that Mr. Sutor’s employment (i) is terminated by the Company without “Cause”; or (ii) terminates as of December 31, 2023 or any December 31 thereafter due to a notice of non-renewal by the Company and the Company has not made an offer of continued employment at the same then current salary and bonus opportunity, Mr. Sutor will be entitled to receive, as severance, the continued payment of his annual base salary for twelve months following the date of termination (subject to his execution of a general release of claims and continued compliance with the restrictive covenants and other covenants set forth in his employment agreement). In addition, in the event of: a termination of his agreement without Cause, where the Company has not made a Qualified Offer, or by the Company in breach of his Agreement; then: (i) all of Mr. Sutor’s then-outstanding Company stock based rights which are subject to vesting, shall become vested, exercisable and payable with respect to all of the equity subject thereto; and (ii) all of Mr. Sutor’s options and similar rights shall remain exercisable with respect to such equity for up to an additional two (2) years from the termination date, but in no event longer than for the original term of the options.

OUTSTANDING EQUITY AWARDS TABLE
The following table provides summary information concerning outstanding equity awards as of December 31, 2022 for each of our Named Executive Officers:

Outstanding Equity Awards As Of December 31, 2022
	Option Awards					Stock Awards
Equity
			Incentive							Equity Incentive
			Plan							Plan Awards:
			Awards:			Number			Equity Incentive	Market or
			Number of			of Shares			Plan Awards:	Payout
	Number of	Number of	Securities			Or Units			Number of	Value of
	Securities	Securities	Underlying			of Stock		Market Value of	Unearned Shares,	Unearned Shares,
	Underlying	Underlying	Unexercised			That		Shares or	Units or	Units or
	Unexercised	Unexercised	Unearned	Option	Option	Have		Units of Stock	Other Rights	Other Rights
	Options	Options	Options	Exercise	Expiration	Not		That Have	That Have	That Have
Name	Exercisable	Unexercisable	Unexercisable	Price	Date	Vested		Not Vested (1)	Not Vested	Not Vested (1)
	(#)			($)		(#)		($)	(#)	($)

David J. Field						862,500	(2)	$198,375	750,000	$172,500
Richard Schmaeling						331,747	(3)	$76,302	—	$—
Susan Larkin						243,955	(4)	$56,110	—	$—
J.D. Crowley						165,026	(5)	$37,956	—	$—
Andrew P. Sutor, IV						175,041	(6)	$40,259	—	$—
(1)    For purposes of computing the market value of the equity awards, the Company used the number of units reflected in the previous column, multiplied by the closing price of the Company’s stock of $0.23 on December 31, 2022.
(2)    Mr. Field's RSUs vest as follows: 62,500 RSUs on 2/12/2023; 400,000 RSUs on 3/31/2023; 125,000 RSUs on 1/1/2024; 75,000 RSUs on 3/31/2024; 62,500 RSUs on 1/1/2025; 75,000 RSUs on 3/31/2025, and 62,500 RSUs on 1/1/2026. Mr. Field's RSUs with market conditions shall vest on the later date of either the date on which the market criteria is attained or January 1, 2023 as described above under the "Grants of Plan-Based Awards Table" section.
(3)    Mr. Schmaeling's RSUs vest as follow: 26,747 RSUs on 2/12/2023; 172,500 RSUs on 3/31/2023; 30,000 RSUs on 5/1/2023; 36,251 RSUs on 3/31/2024; 15,000 RSUs on 5/1/2024; 36,249 RSUs on 3/31/2025, and 15,000 RSUs on 5/1/2025.
(4)    Ms. Larkin's RSUs vest as follows: 6,812 RSUs on 2/14/2023; 159,643 RSUs on 3/31/2023; 38,751 RSUs on 3/31/2024, and 38,749 RSUs on 3/31/2025.
(5)    Mr. Crowley's RSUs vest as follows: 6,812 RSUs on 2/14/2023; 103,214 RSUs on 3/31/2023; 27,500 RSUs on 3/31/2024, and 27,500 RSUs on 3/31/2025.
(6)    Mr. Sutor's RSUs vest as follows: 25,000 RSUs on 1/5/2023; 10,699 RSUs on 2/14/2023, 79,100 RSUs on 3/31/2023; 25,000 RSUs on 1/5/2024; 17,622 RSUs on 3/31/2024 and 17,620 RSUs on 3/31/2025.

OPTION EXERCISE AND STOCK VESTED TABLE
    The following table provides certain information concerning the exercise of options and the vesting of restricted stock units during 2022 for each of our Named Executive Officers:

Option Exercises and Stock Vested
	Option Awards		Stock Awards
	Number
	of Shares	Value	Number	Value
	Acquired	Realized	of Shares	Realized
	on	on	Acquired	on
Name	Exercise	Exercise	on Vesting	Vesting
	(#)	($)	(#)	($)

David J. Field	—	$—	328,629	$961,875
Richard Schmaeling	—	$—	150,940	$443,854
Susan R. Larkin	—	$—	95,406	$287,364
J.D. Crowley	—	$—	59,865	$178,544
Andrew P. Sutor IV	—	$—	113,233	$325,808
NONQUALIFIED DEFERRED COMPENSATION TABLE
    The following table provides certain information concerning nonqualified deferred compensation activity during 2022 for each of our Named Executive Officers:

Nonqualified Deferred Compensation
(amounts in dollars)
	Aggregate	Executive				Aggregate
	Balance	Contributions			Aggregate	Balance
	As of	in 2022	Company	Aggregate	Withdrawals	As of
	December 31,	Calendar	Contributions	Earnings	or	December 31,
Name	2021	Year (1)	in 2022	in 2022(2)	Distributions	2022 (3)

David J. Field	$—	$—	$—	$—	$—	$—
Richard Schmaeling	$—	$—	$—	$—	$—	$—
Susan R. Larkin	$—	$—	$—	$—	$—	$—
J.D. Crowley	$—	$—	$—	$—	$—	$—
Andrew P. Sutor, IV	$46,280	$—	$—	$(7,280)	$—	$39,000

(1)    Under the Company's nonqualified deferred compensation plan, the types of compensation that can be deferred are base compensation and bonus.
(2)    The Company determines losses by providing the employee with a phantom account at a third party who offers a selection of mutual funds. Aggregate earnings are based upon the performance of the mutual funds.
(3)    The employee or their designated beneficiaries are allowed withdrawals based upon certain events, such as death, disability or termination of employment.

CEO PAY RATIO DISCLOSURE
    Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of annual total compensation of David J. Field, the Company’s Chief Executive Officer, to the annual total compensation of the Company’s median employee (excluding the CEO).
    We calculated the total annual compensation of the median employee for 2022 using the same methodology we used to calculate the total annual compensation for our CEO in the Summary Compensation Table above.
    Mr. Field, our CEO, had total compensation of $2,769,525, as reflected in the Summary Compensation Table above. We estimate that:
    (i)    the median of the 2022 total compensation for all employees of the Company and its consolidated subsidiaries, other than our CEO, was $67,513 (the “Median Compensation”); and
    (ii)    the ratio of our CEO’s 2022 total compensation to the Median Compensation was approximately 41 to 1.
    We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below.  In this summary, we refer to the employee who received the Median Compensation as the “Median Employee.”
    For purposes of this disclosure, the date used to identify the Median Employee was December 31, 2022 (the “Determination Date”).  As of the Determination Date, our total population consisted of 4,295 employees (excluding the CEO), of which all were located in the United States.
    For purposes of this pay ratio disclosure, Median Compensation was calculated by totaling for our Median Employee all applicable elements of compensation for 2022 in accordance with item 402(c)(2)(x) of Regulation S-K. To identify the Median Employee, we measured total compensation using our payroll and employment records as reported on each employee’s summary payroll register for the period from January 1, 2022 through December 31, 2022.  For those full-time employees who were on the payrolls as of the Determination Date and had been hired during the year, we annualized their compensation for the period from January 1, 2022 through December 31, 2022. We did not utilize any statistical sampling or cost-of-living adjustments for purposes of this pay ratio disclosure. We did not apply any exclusions of employee wages or employees.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance.

The following table sets forth additional compensation information of our Chief Executive Officer (CEO) and our non-CEO NEOs along with total shareholder return, net income, and Adjusted EBITDA performance results for fiscal years 2022, 2021 and 2020:

Pay Versus Performance
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEOs Named Executive Officers (4)	Value of initial fixed $100 investment based on:		Net Income/(Loss) (6)	Adjusted EBITDA (7)
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (5)

2022	$2,769,525	$293,660	$910,078	$335,961	$156.89	$29.28	$(140,671,000)	$137,885,000

2021	$2,511,305	$3,108,217	$1,275,791	$1,302,423	$191.58	$75.28	$(3,572,000)	$165,667,000

2020	$2,671,933	$1,854,082	$924,097	$672,378	$148.865	$51.28	$(242,224,000)	$112,090,000

1.Reflects the total compensation of our current CEO, David Field, who is our PEO. Amounts shown are as calculated in the Summary Compensation Table (SCT) for each of the years shown.
2.The dollar amounts shown in these columns reflect “compensation actually paid” to Mr. Field calculated in accordance with SEC rules. As required, the dollar amounts include (among other items) unpaid amounts of equity compensation that may be realizable in future periods, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid during the applicable years. The adjustments made to the PEO's total compensation for each year to determine CAP are shown in the tables below.
3.Reflects the average total compensation of our non-PEO NEOs, as calculated in the SCT for each of the years shown.
4.The dollar amounts shown in these columns reflect average “compensation actually paid” to our other NEOs, calculated in accordance with SEC rules.
5.Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2017. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K.
6.Reflects after-tax net income/(loss) attributable to stockholders prepared in accordance with GAAP for each of the years shown above.
7.Adjusted EBITDA measure provides useful information to management and investors by excluding certain income/(loss), expenses and gains and losses that may not be indicative of the Company's core operating and financial results. Adjusted EBITDA is a useful performance measure because certain items included in the calculation of net income/(loss) may either mask or exaggerate trends in the Company's ongoing operating performance measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

CEO – Reconciliation of SCT Total to CAP Total (a)
			2022	2021	2020

SCT Total Compensation			$2,769,525	$2,511,305	$2,671,933
Grant Date Fair Value of Awards Granted During Year	(b)	—	1,360,250	546,750	1,455,070
Fair Value of Equity Calculated Using SEC Methodology	(c)	+	(1,115,615)	1,143,662	637,219
Compensation actually paid			$293,660	$3,108,217	$1,854,082

(a)    As shown in these tables, the CAP totals represent the SCT totals for the applicable year, but adjusted as required by SEC rules to include the fair value of current and prior year equity awards that are outstanding, vested or forfeited during the applicable year, instead of the grant date value of awards granted during the applicable year.
(b)    Represents the total of the amounts reported in the Stock Awards and Option Awards columns of the SCT for the applicable year.
(c)    The fair value of equity component of the CAP calculation was determined in accordance with SEC methodology for this disclosure. Unlike the SCT , which requires us to show the grant date value of equity awards granted during the applicable year, the CAP table requires us to calculate equity fair value as follows:
i. The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year
ii.the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year
iii.for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.
iv.Fair Value at Vest Date of Granted and vested current year
v. Forfeited Current Year

Fair Value of Equity Calculated Using SEC Methodology:

CEO – CAP Fair Value of Equity Calculation
		2022	2021	2020

Year-end Fair Value of Equity Awards Granted in the Year Outstanding and Unvested End of Year		$68,055	$587,250	$1,225,000
Year-over-year Change in FV of Outstanding and Unvested Equity Awards	+	(1,290,323)	102,581	(623,790)
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	+	—	—	279,650
Fair Value as of Vesting Date of Equity Awards Granted in Prior Years and Vested in the Year	+	106,653	453,831	(243,641)
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—	—
Value of Equity for CAP Purposes		$(1,115,615)	$1,143,662	$637,219

Other NEOs (Average) – Reconciliation of SCT Total to CAP Total				(a)
			2022		2021	2020

Avg SCT Total Compensation			$910,078		$1,275,791	$924,097
Grant Date Fair Value of Awards Granted During Year	(b)	—	64,208		482,739	361,377
Fair Value of Equity Calculated Using SEC Methodology	(c)	+	(509,909)		509,371	109,658
Compensation Actually Paid			$335,961		$1,302,423	$672,378

    (a)     The CAP total figures were calculated using the same methodology described above in footnote to the CEO, “Reconciliation of SCT Total to CAP Total” tables shown above.
    (b)    Represents the average total of the amounts reported in the Stock Awards and Option Awards columns of the SCT for these NEOs for the applicable year.
(c)    The fair value of equity component of the CAP calculation was determined using the same methodology described above in footnote (c) to the CEO “Reconciliation of SCT Total to CAP to Total” tables shown above, using averages for the included NEOs. The specific calculations for the included NEOs for the relevant years are shown in the table below.

Other NEOs – CAP Fair Value of Equity Calculation
		2022	2021	2020

Avg. Year-end Fair Value of Equity Awards Granted in the Year Outstanding and Unvested End of Year		$6,825	$349,819	$302,400
Avg. Year-over-year Change in FV of Outstanding and Unvested Equity Awards	+	(550,303)	31,749	(174,894)
Avg. Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	+	—	—	37,600
Avg. Fair Value as of Vesting Date of Equity Awards Granted in Prior Years and Vested in the Year	+	33,569	127,803	(55,448)
Avg. Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	—	—	—	—
Avg. Value of Equity for CAP Purposes		$(509,909)	$509,371	$109,658

Pay versus Performance: Most Important Measures

As discussed in the Compensation Discussion and Analysis, our executive compensation program and compensation decisions reflect the guiding principles of aligning long-term performance with shareholder interests. The metrics used within our incentive plans are selected to support these objectives. The most important financial performance measures used by the company to link executive compensation actually paid to the company’s NEOs for the most recently completed fiscal year to the company’s performance are as follows:

Most Important Performance Measures
Adjusted EBITDA
Revenue
Expense

Relationship between Compensation actually paid and Company/Peer group Total Shareholder Return

While the company utilizes several performance measures to align executive compensation with company performance, not all of those company measures are presented in the Pay versus Performance table set forth above. Moreover, the company generally seeks to incentivize positive long-term performance and, therefore, does not specifically align the company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v), the company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Pay versus Performance: Net Income

Pay versus Performance: Adjusted EBITDA

DIRECTOR COMPENSATION
Our Non-employee Director Compensation Policy provides for the following:

Cash Compensation:    Annual Board Retainer    $80,000 per year.
    Committee Non-chair / Membership Fee:
        Audit Committee    $20,000 per year
        Compensation Committee    $15,000 per year
        Nominating/Corporate Governance Committee    $10,000 per year
    Committee Chair / Membership Fee
        Audit Committee Chair    $35,000 per year
        Compensation Committee Chair    $25,000 per year
        Nominating/Corporate Governance Chair    $15,000 per year
    Independent Lead Director    $25,000 per year
Equity Compensation:            $120,000 in restricted stock units.
    Cash Compensation is paid in equal quarterly installments. Equity Compensation is granted promptly following the Annual Meeting of Shareholders and vests after one year.
    The following table provides summary information concerning compensation paid to or earned by each of our Directors (other than our CEO whose compensation is set forth in the Summary Compensation Table) for services rendered during 2022:

Director Compensation
	(amounts in dollars)
							Change in
							Pension
	Fees						Value and
	Earned		Awards Of			Non-Equity	Nonqualified
	or Paid		Restricted		Awards	Incentive	Deferred	All
	in		Stock		Of	Plan	Compensation	Other
Name	Cash (1)		Units		Options	Compensation	Earnings	Compensation		Total

Joseph M. Field	$—	(2)	$116,453	(4)	$—	$—	$—	$132,345	(3)	$248,798
David Berkman	$125,000		$116,453	(4)	$—	$—	$—	$—		$241,453
Sean R. Creamer	$115,000		$116,453	(4)	$—	$—	$—	$—		$231,453
Joel Hollander	$140,000		$116,453	(4)	$—	$—	$—	$—		$256,453
Louise C. Kramer	$80,000		$116,453	(4)	$—	$—	$—	$—		$196,453
Mark R. LaNeve	$95,000		$116,453	(4)	$—	$—	$—	$—		$211,453
David Levy (5)	$82,472		$116,453	(4)	$—	$—	$—	$—		$198,925
Susan K. Neely	$90,000		$116,453	(4)	$—	$—	$—	$—		$206,453
Monique L. Nelson	$90,000		$116,453	(4)	$—	$—	$—	$—		$206,453

(1)Non-employee Directors receive their annual fee of $80,000 in cash. Additional fees are paid to non-employee Directors for committee participation.
(2)Mr. Field is an employee of the Company and does not receive compensation for services as a Director, (including compensation under the Company’s Non-Employee Director Compensation Policy).
(3)Under an employment agreement with the Company, Mr. Field’s other compensation primarily includes: (i) a base salary of $80,000; (ii) medical insurance premiums of $37,995; and (iii) an auto allowance of $14,400.
(4)On May 14, 2022, the Directors each received 59,113, RSUs at a grant date fair value of $1.97 per share that vest on May 10, 2023. The compensation expense for this award is reflected in this column.
(5)On October 13, 2022, Mr. Levy provided notice to the Company that he was resigning as a member of the Board of Directors of the Company. Mr. Levy earned board fees for a portion of the year in 2022.

EQUITY COMPENSATION PLANS
    The following table sets forth, as of December 31, 2022, the number of securities outstanding upon the exercise of outstanding options under our equity compensation plans, the weighted average exercise price of such securities and the number of securities available for grant under these plans:

Equity Compensation Plan Information as of December 31, 2022
	(a)	(b)	(c )
Number Of
	Number Of	Weighted	Securities
	Shares To Be	Average	Remaining
	Issued Upon	Exercise	Available For
	Exercise Of	Price Of	Future Issuance
	Outstanding	Outstanding	Under Equity
	Options,	Options,	Compensation
	Warrants	Warrants	Plans (Excluding
Plan Category	And Rights	And Rights	Column (a))
(amounts in thousands)

Equity Compensation Plans Approved by Shareholders:
Audacy 2022 Equity Compensation Plan			9,833
Audacy Equity Compensation Plan (1)	609	$11.33
Equity Compensation Plans Not Approved by Shareholders:
Audacy Acquisition Equity Compensation Plan

Total	609		9,833	(1)

(1)    On May 10, 2022, the Company approved the Audacy 2022 Equity Compensation Plan (the “Plan”) and terminated the existing Audacy Equity Compensation Plan and the Audacy Acquisition Equity Compensation Plan, subject to the continued vesting of equity awards that were still outstanding under those plans. The Plan will continue in effect for a term of ten years unless terminated or amended earlier pursuant to the termination provisions under the Plan. Under the Plan, the Company is permitted to grant Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Dividend Equivalents. The maximum aggregate number of shares that may be issued under the Plan is equal to 11.75 million shares. As of December 31, 2022, the shares available for grant were 9.8 million shares.

(2)    On November 9, 2020, the Company completed the acquisition of sports data and iGaming affiliate platform QL Gaming Group (“QLGG”) (the “QLGG Acquisition”). In connection with the QLGG Acquisition, the Company assumed an equity compensation plan that was in place at QLGG. This plan (the “Audacy Acquisition Equity Compensation Plan”) was assumed pursuant to New York Stock Exchange Listed Company Manual Rule 303A.08 and did not require approval by the Company’s shareholders.

2022 AUDACY EQUITY COMPENSATION PLAN

Overview
The 2022 Audacy Equity Compensation Plan (the “Plan”) provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to employees, non-employee directors and certain consultants and advisors of the Company and its subsidiaries.

Summary of the Material Features of the Plan
The purpose of the Plan is to provide employees, non-employee directors and certain consultants and advisors of the Company and its subsidiaries with the opportunity to receive equity awards. The Plan is intended to stimulate the efforts of employees, non-employee directors and certain consultants towards our success, as well as assist in recruitment and retention.

All employees (including officers and directors who are employees) of the Company or its subsidiaries and non-employee directors of the Company and certain consultants and advisors engaged by the Company or its subsidiaries to render services to such entity are eligible to participate in the Plan at the discretion of the Plan’s Administrator, who is generally a designated Committee of the Board, provided that the Board may serve as the Administrator in its discretion and certain powers may be delegated to the Company’s Chief Executive Officer, as described further below. Additionally, subject to the approval of our Board and an effective securities registration statement or applicable exemption covering such awards, employees and consultants of other affiliates of the Company may be granted awards under the Plan. As of March 17, 2023, approximately 4,942 employees and 7 non-employee directors would be eligible to participate in the Plan.

The Administrator may make awards based on, among other factors, an individual’s capacity for contributing to our future growth and profitability. Each award will be evidenced by a written or electronic agreement or communication between the Company and the participant setting forth the terms and conditions of the award. Unless determined otherwise by the Administrator, awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a given participant, only by such participant. In its discretion, the Administrator may also permit participants to, subject to such terms and conditions as the Administrator deems advisable, assign or transfer all or part of vested nonstatutory stock options during a participant’s lifetime to (i) a participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order or (ii) trust or other similar estate planning entity that is solely for the benefit of the participant and/or the participant’s immediate family. If the Administrator makes an award transferable, such award will contain such additional terms and conditions as the Administrator deems appropriate.

The Administrator administers the Plan and grants awards under the Plan. The Administrator has the power to interpret the Plan and awards thereunder, to determine the terms and conditions of awards, to approve forms of award agreement, to select participants who may be granted awards (generally on the basis of their service), to determine the terms and conditions of any exchange program, and to make all other determinations necessary or advisable for the administration of the Plan. In addition, the Administrator may delegate to the Company’s Chief Executive Officer the authority to make and amend awards to employees and consultants who are not subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Except as provided below, our Board or its delegate is permitted to amend or terminate the Plan at any time, provided that any termination does not affect the validity of previously granted awards and may not materially impair the rights of any participant with respect to previously granted awards without the participant’s written consent. Our Board and Compensation Committee will not have the right, without shareholder approval, to:

•Increase the maximum number of shares covered by the Plan or change the class of employees eligible to receive any awards; or
•Make any other amendment to the Plan that would constitute a modification, revision or amendment requiring shareholder approval pursuant to any applicable law or regulation or rule of the principal exchange on which our shares are traded.

Shares Available for Issuance

The maximum number of shares that may be issued under the Plan will be 11,750,000 shares, which is also the maximum number of shares that may be issued pursuant to incentive stock options under the Plan, subject to adjustment upon certain changes in the Company’s capitalization. The shares issued under the Plan may be authorized and unissued shares, or reacquired common stock, including shares purchased by the Company on the open market for purposes of the Plan.

If any shares subject to an award expire or become unexercisable without having been exercised in full, or, with respect to restricted stock or restricted stock units, are forfeited to the Company or repurchased by the Company, the unpurchased shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased shares) that were subject thereto will become available for future grant or sale under the Plan. Upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the portion of the award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested shares of restricted stock or restricted stock units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an award and/or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Plan. To the extent an award under the Plan is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the Plan. Shares actually issued pursuant to awards transferred under any exchange program to reprice options or stock appreciation rights will not become available for grant under the Plan.

As of March 17, 2023, there were 3.8 million shares were available for issuance under the Plan.

Types of Awards

The Administrator has the discretion to award stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents.

Options. A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the Plan, the Administrator may grant non-qualified stock options to employees, consultants and non-employee directors and/or incentive stock options to employees (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of shares covered by each option.

The exercise price of the shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the shares covered by the option. An exception may be made for any options that the Administrator grants in substitution for options held by employees of companies that the Company acquires (in which case the exercise price preserves the economic value of the employee’s cancelled option from their former employer). In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. The exercise price of each option must be paid in full in cash or check at the time of exercise. The Administrator also may permit payment through the tender of shares that are already owned by the participant, a net exercise arrangement, or by such other method as the Administrator may permit, including under a broker-assisted (or other) cashless exercise program or any combination of the foregoing methods.

Options become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration may not be later than ten years after the grant date. In addition, a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries may not be granted an incentive stock option that is exercisable after five years from the option’s grant date.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are awards that grant the participant the right to receive an amount (in the form of cash, shares of equal value, or a combination thereof, as determined by the Administrator) equal to (i) the number of shares exercised, times (ii) the amount by which the fair market value of a share on the date of exercise exceeds the exercise price. SARs may be granted separately or in tandem with any stock option. The exercise price is set by the Administrator but cannot be less than 100% of the fair market value of the covered shares on the grant date. A SAR may be exercised only if it becomes vested based on the vesting schedule established by the Administrator. SARs expire under the same rules that apply to stock options, meaning that the expiration may not be later than 10 years after the grant date. Tandem SARs are exercisable only during the period when the stock option related to the tandem SAR is also exercisable.

Restricted Stock. Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Administrator. The Administrator determines the number of shares of restricted stock granted to any participant.
In determining whether an award of restricted stock should be made, and/or the period of restriction for any such award, the Administrator may impose whatever conditions it determines to be appropriate. A holder of restricted stock will have full voting rights, unless determined otherwise by the Administrator. Dividends, dividend equivalents and other distributions declared during the period of restriction applicable to any restricted stock award will only become payable if (and to the extent) the period of restriction applicable to the restricted stock award lapses with all conditions satisfied and the Administrator provides that the award is accompanied by rights to dividends, dividend equivalents or other distributions.

Restricted Stock Units. Restricted stock units represent a right to receive shares at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s service to the Company or its subsidiaries. In determining whether an award of restricted stock units should be made, and/or the vesting schedule for any such award, the Administrator may impose whatever conditions to vesting it determines to be appropriate, including, without limitation, performance goals. The Company may settle the restricted stock units in cash, in shares or in a combination of both. Any dividends, dividend equivalents, and other distributions declared during the period of time after a restricted stock unit award is granted, and prior to such award meeting the applicable vesting criteria and settling in shares, will become payable if (and to the extent) the award vests and the Administrator provides that the award is accompanied by rights to dividends, dividend equivalents or other distributions.

Dividend Equivalents. The Administrator is generally permitted to, in its discretion as reflected by the terms of the applicable award agreement, authorize the grant of dividend equivalents (as defined in the Plan) to a participant, which will entitle the participant to receive payments equivalent to the amount of cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Administrator. The Administrator may not grant dividend equivalents to participants in connection with grants of options or stock appreciation rights. Dividend and dividend equivalent and other distribution amounts with respect to any award may be accrued but not paid to a participant until all conditions or restrictions relating to such award and/or share have been satisfied or lapsed and will be forfeited if such conditions or restrictions are never satisfied or lapse. The term of a dividend equivalent award will be set by the Administrator in its discretion. Payment may be made in cash, shares, other securities, other awards or other property as determined in the discretion of the Administrator.

Change in Control

In the event of a “change in control” (as defined in the Plan) with respect to any award that is not assumed, continued or substituted by the successor or its affiliate for an equivalent award then:
•Awards will become fully vested and exercisable and the restrictions applicable to them (that are not performance-based) will lapse;
•Performance conditions related to awards for which the performance period has been completed as of the date of the change in control, but have not yet been paid will vest and be paid in cash and/or shares, with all performance goals to be deemed achieved at actual performance, unless otherwise provided in the applicable award agreement;
•Performance conditions related to awards for which the performance period has not been completed as of the date of the change in control will be deemed achieved at 100% of target performance levels for the entire performance period (and not pro-rata).

An award will be considered assumed if, following the change in control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) received in the change in control by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the change in control is not solely common stock of the successor or its parent, the Administrator may, with the consent of the successor, provide for the consideration to be received upon the exercise of an option or stock appreciation right or upon the payout of a restricted stock unit, for each share subject to such award, to be solely common stock of the successor or its parent equal in fair market value to the per share consideration received by holders of common stock in the change in control.

Change in Capitalization
In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs, the Administrator will make adjustments to the number and class of shares that may be delivered under the Plan and/or the number, class, and price of shares covered by each outstanding award, provided, however, that any fractional shares resulting from the adjustment will be eliminated. Any adjustments determined by the Administrator will be final, binding and conclusive.

Clawback and Other Policies
All awards granted under the Plan are subject to any incentive compensation clawback or recoupment policy of the Company or its subsidiaries currently in effect or as may be adopted by the Company or its subsidiaries and, in each case, as may be amended from time to time. No such policy adoption or amendment will require a participant’s prior consent. All awards granted under the Plan are subject to any other applicable Company or subsidiary policies, such as insider trading policies.

Plan Term
No award may be granted under the Plan on or after the tenth anniversary of the Effective Date (i.e., March 16, 2032), but awards granted before that time may extend beyond that date in accordance with their terms.

Certain Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences of awards under the Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. Tax consequences for any particular individual may be different. This discussion also does not address the tax consequences under applicable state and local law.

Options. An optionee generally will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares of our common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income. The optionee’s tax basis in any shares of our common stock received upon exercise of an option will be the fair market value of the shares of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.

Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares of our common stock acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. However, if the shares of our common stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain (a “disqualifying disposition”). If a participant recognizes ordinary income due to a disqualifying disposition of an incentive stock option, we would generally be entitled to a deduction in the same amount.

SARs. A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of our common stock received. We generally will be entitled to a tax deduction at the same time, and in the same amount that, ordinary income is recognized by such participant. The participant’s tax basis in any share of our common stock received upon exercise of a SAR will be the fair market value of the share of our common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of our common stock at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant.

Restricted Stock Units. In general, the grant of restricted stock units (including performance stock units) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount. In addition, Federal Insurance Contributions Act (“FICA”) taxes are imposed on restricted stock units in the year of vesting (which may occur prior to the year of settlement).

Dividend Equivalents. In general, dividend equivalents are generally taxable as ordinary income when the participant receives a payout of the dividend equivalent and we generally will be entitled to a tax deduction at the same time and in the same amount.

Section 409A.

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Participants are solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Board of Director Committee Reports

The following Compensation Committee Report and Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT
To the Board of Directors:

    The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management of the Company, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A relating to the 2023 Annual Meeting of Shareholders.

    The Compensation Committee is currently comprised of David J. Berkman, Chairman, Mark R. LaNeve and Monique L. Nelson, each an independent Director.
COMPENSATION COMMITTEE
David J. Berkman, Chairman
Mark R. LaNeve
Monique L. Nelson
March 14, 2023

AUDIT COMMITTEE REPORT
To the Board of Directors:

    The Audit Committee has reviewed and discussed with management our audited financial statements as of and for the year ended December 31, 2022.

    The Audit Committee has discussed with the Company’s independent registered public accounting firm, Grant Thornton, LLP, the matters required to be discussed by the Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

    The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

    Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities Exchange Commission.

    The Audit Committee is currently comprised of Sean R. Creamer, Chairman, David J. Berkman and Joel Hollander, each an independent Director.

AUDIT COMMITTEE
Sean R. Creamer, Chairman
David J. Berkman
Joel Hollander
March 15, 2023

CORPORATE RESPONSIBILITY AT AUDACY

The following Report on Corporate Responsibility At Audacy shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Overview

We are fortunate to work in a business that enables us to make a meaningful difference in the lives of our listeners and our communities. Throughout our history, we have demonstrated our commitment to supporting the health and success of the communities that are the heart of our business. As one of the largest audio entertainment companies in the country, we create and nurture authentic human connections to inspire both individual and collective action. We use our biggest strengths – our far-reaching voice and deep connections with our listeners – to give disparate viewpoints a voice, raise awareness on important issues, and bring people together for good.

This commitment matters more to our stakeholders than ever before. Our listeners, our communities, and our team have always been at the heart of everything we do, and our goal is to continuously find ways to better serve each of these groups. One of the key ways we fulfill our purpose - enriching lives and enhancing communities through voices people trust and content they love - is through Audacy Serves, our social impact platform dedicated to supporting the health and success of our communities. The program is built on six pillars of impact: Mental Health; Diversity, Equity, & Inclusion; The Environment; Veterans & Service Members; Children’s Health; and Civic Education. Many of these pillars have a long-standing and meaningful history at our Company; other pillars reflect issues that have become increasingly important to our stakeholders in the last few years. We value our partnerships with credible outside nonprofit organizations and partners who live and breathe these topics every day and we are proud to support and amplify the important work they are doing across our communities. We will continue to engage with our listeners, our communities, our team, and our partners to ensure we are serving them to the best of our ability.

Leadership & Oversight

Several years ago, in recognition of the importance of these programs to our business and our stakeholders, we formalized our Social Impact strategy under our Vice President of Social Impact. The Social Impact team collaborates with key functions across Audacy, including HR, Communications, Sustainability, Operations, Marketing, Legal, and Strategy. While our entire Executive Team is engaged in our social impact strategy and has helped shape and oversee its strategic priorities, our Board of Directors has charged our Board’s Nominating/Corporate Governance Committee with overseeing our Environmental, Social and Governance efforts. As of 2022, this Committee’s Charter now includes the following Duties and Responsibilities:

The Committee is responsible for overseeing and reviewing the Company’s practices relating to corporate responsibility, including environmental, sustainability and social matters and discussing with management the Company’s (i) progress on social responsibility matters and (ii) communications with investors and other stakeholders regarding these matters.

SOCIAL & ENVIRONMENTAL - Our Six Pillars

● Mental Health & our “I’m Listening®” Initiative

I’m Listening is Audacy’s commitment to more mental health conversations. As a leading audio entertainment company, we believe audio has an important role to play in addressing our nation’s Mental Health needs. We do this by sharing stories that bring people together. We know talking about our mental health helps. That’s why the heart of the I’m Listening program is sharing stories of artists, athletes and celebrities talking about their mental health experiences - we are living our belief that “Talk Has The Power To Save Lives ™.”

Since 2017, we have been a trusted voice for our listeners to turn to for stories supporting Mental Health. Our focus on I’m Listening has driven important programming decisions. We leverage our on-the-air, digital and events to connect with our listeners and amplify the mental health stories across our platform throughout the year. We run national media campaigns to spark conversations, live events celebrate mental health with our listeners, experts host our annual 2-hour mental health conversation each September, our partners inform and amplify our message and our Audacy culture promotes healthy self-care within our team. Our campaigns and support of Mental Health across our platform create numerous opportunities for health-aligned brands to join us in sponsoring this important work.

Our continued partnership with the American Foundation for Suicide Prevention (AFSP), the nation’s largest suicide prevention organization, adds even more trusted, credible voices to inform the conversations we lead. See the September 2022 issue of our Insights web postings for more on Audio’s role in addressing Mental Health (www.audacyinc.com/insights).

● Diversity, Equity, & Inclusion

Serving each of our markets across our country means that diverse communities are at the core of what we do. We strive to reflect and champion the diversity of our communities to foster a more equitable and inclusive world. Our diversity, equity and inclusion (“DEI”) program is managed by our “Director of Human Resources, Diversity, Equity and Inclusion.” In 2020 and 2021, our DEI Task Force was responsible for engaging with our stakeholders to inform our DEI priorities. Starting in 2022, our Diversity, Equity, and Inclusion Council, comprised of representatives from across our Company, has been supporting the four current initiatives identified by the Task Force and is responsible for championing and communicating future DEI initiatives.

Through our programming and partnerships, we seek to connect with and empower a diverse array of voices throughout Audacy. Audacy Serves campaigns activate at key moments throughout the year aligned with our pillars using the full strength of our platform to engage our audiences in celebrating key moments including Black History Month, Women’s History Month, Hispanic Heritage Month, and more. Commitments like CHANNEL Q, built by and for the LGBTQ+ community and allies, is a destination community that gives everyone a voice through exceptional programming that entertains, informs and inspires. Our multi-year partnership with the National Urban League is focused on informing and empowering urban listeners. Our local Audacy teams work with nearly 50 Urban League affiliates to deepen our understanding of economic and social justice priorities. This, in turn, helps us foster understanding and build awareness of racial justice and equity issues on a local level in communities across the country.

We are also connecting with our diverse communities through ongoing partnerships with our nation’s Historically Black Colleges and Universities. These partnerships are meant to equip and train students for successful careers, while also developing a pipeline to the next generation of audio talent. Our first partnership, introduced in 2020, is with Clark Atlanta University (“CAU”). Through virtual and on-campus learning sessions, dozens of Audacy leaders have connected with several hundred CAU students. These sessions have allowed students to explore careers in sales, events, on-air, and more.

We want our Audacy team to reflect the communities we serve, which means ensuring we have diverse representation across our workforce. Our Fellows program welcomes graduates from historically underrepresented groups in media and underserved communities who demonstrate the talent and desire to pursue a career in audio. Through curated on-the-job learning and growth opportunities, we support our Fellows in building the foundation for their careers at Audacy and beyond. We have embedded DEI training curriculum within our overall learning & development program to ensure we are training our team on unconscious bias and building an inclusive environment for everyone to bring their full self to work at Audacy.

● The Environment & Our 1Thing® Initiative

We are committed to doing our part to ensure a sustainable, healthy planet for generations to come. Our daily operations reflect our commitment to sustainability through built-in efficiency measures, use of environmentally friendly supplies, office recycling programs, sustainable business practices at our consumer-facing events & employee-led volunteer projects supporting the local environment.

We continue to identify ways to drive efficiency and reduce our energy consumption across our operational footprint. In 2022, we completed the process of documenting baseline data for the footprint of our operations. This data will enable more informed decisions as we strive toward ongoing operational efficiency. Our commitment to using more environmentally friendly office products is one area where we see tangible environmental benefits. For example, our use of 99% recycled paper in our office operations results in 7.4 million gallons of water saved, 1.4 million pounds of CO2 emissions saved, and over 15 thousand trees saved. In early 2023, we joined Ad Net Zero as a founding partner of the U.S. Chapter committed to reducing the environmental footprint of the advertising industry and increasing the promotion of sustainable products, services, and behaviors.

Our nationwide platform enables us to reach far beyond our own environmental impact to mobilize the impact of others. We believe one person doing one thing is good. All of us doing our one thing, together, is better. And when we each share our one thing, it becomes a hundred things, a thousand things, a million things for our planet. This is the power of 1Thing - to inspire, to spark action, to challenge each other to do our part individually, and together. This belief led us to create our “1Thing®” sustainability initiative more than a decade ago, where we use our voice to move people to make simple changes in their daily habits to protect our planet.

Our 1Thing® sustainability initiative contributes to a healthy planet for future generations. Our program connects with people through content on Audacy that resonates and helps them go deeper into their environmentally friendly lifestyles and aspirations. This dedicated program featuring sustainability content also provides a valuable path for brands that want to engage with environmentally conscious consumers across audio platforms. Visit our 1Thing® hub for more information (see: www.1ThingUS.com).

● Veterans & Service Members

We owe our veterans and service members our recognition, our thanks, and our support. We serve those who have served us through stories that inform, connect and inspire the men, women, and families who make the biggest sacrifices for our country while serving at home or abroad.

We built our ConnectingVets platform to share daily original content, including stories of inspiration and perseverance, all created by dedicated veterans for the veteran and service member community. This vibrant community brings together service members, veterans, and their family members to help veterans stay informed and successfully transition to civilian life. In addition to content and connections, the platform offers information and updates on veteran benefits resources, education opportunities, and other support resources covering mental health, legal assistance, employment assistance, and more. Visit our ConnectingVets hub for more information (see: https://www.audacy.com/connectingvets).

● Children’s Health

A long-standing tradition at Audacy, we use our voice and connection with our fans to lift the financial burden on families impacted by childhood illness. We unlock the generosity of our listeners with powerful stories of healing and hope raising lifesaving funds to support children’s health.

By using the power of our voices to lift up and protect the most vulnerable children in our communities, we are tapping into our fans’ generosity to offer hope and quite literally change the lives of families impacted by childhood illnesses. Each year during more than 40 annual radiothons, we connect with team members, listeners, and on-air talent to lift financial burdens and raise potentially life-saving funds for these families. We are gratified to have helped raise more than $14 million in 2022, and more than $270 million over more than 20 years, to support children’s healthcare and research, giving children a stronger chance to have their voices heard for years to come.

● Civic Education

Audio mobilizes people. Local voices help communities thrive. We use our influence – chiefly through our strength in local news and our trusted connection with listeners - to promote a vibrant democracy through an informed, energized and engaged citizenry.

Our dedicated, centralized digital news team with more than 50 journalists in eight newsrooms across the country informs our listeners through strong journalism. Our local news teams cut through the noise and deliver content that informs audiences, supports understanding and promotes engagement. We use our connection with our audiences to bolster Americans’ civic knowledge and give them tools to effect change in their communities.

We support these efforts with content and programming including:

•Philadelphia’s KYW continues its commitment to training future journalists with more than 50 students completing its NewsStudies program
•Los Angeles’ KNX helps our community understand timely issues with town hall programming including, “Deadly High: Teens and Fentanyl”
•Daily in-depth podcasts and on-demand audio exploring local stories and issues that most affect listeners’ lives
•An original national weekly podcast that highlights the week’s most pressing story and draws on reporting and interview content from across the Audacy network
•Original long-form podcasts from local news brands
•Custom newsletters and in-app experiences

For additional information about Audacy Serves and our priorities, please see our “2022 Audacy Serves Social Impact Report” posted on our website (See: https://audacyinc.com/social-impact)

CORPORATE GOVERNANCE

Audacy remains committed to sound and effective corporate governance practices. Our Board diligently exercises its oversight responsibilities with respect to the Company’s business and affairs in accordance with the highest principles of business ethics and corporate governance requirements of federal law, state law, and the NYSE.

In addition to long-standing “best practices” in corporate governance at Audacy, in response to shareholder input in our outreach process, we expanded our proxy access policy.

Example “best practice” corporate governance policies and practices embraced by Audacy include:

Key Corporate Governance Attributes
Independent Lead Director	Joel Hollander serves as our Board’s Independent Lead Director. In 2021, Mr. Hollander replaced David Berkman as our Independent Lead Director.
Significant Risk Oversight
The Board as a whole and its committees devote significant time and effort to understanding and reviewing enterprise risks. This includes oversight of the Company’s strategy and reputation, as well as a review of risks related to financial reporting, compensation practices, and cybersecurity.

Annual Director and Board Committee Performance Evaluations	The Board and each committee annually conduct a performance self-evaluation of the Board and each committee.
Code of Business Conduct and Ethics
Audacy’s Code of Business Conduct and Ethics, which describes fundamental principles, policies and procedures that shape our business and help our employees, officers and directors make ethical decisions, applies throughout our organization to all directors, officers, and other employees.

Compensation Clawback	The Company maintains a robust compensation clawback policy. See our CD&A for a more fulsome description.

Board Diversity
In response to shareholder feedback, we amended our Corporate Governance Guidelines to provide: “In selecting a person to become a director, the Nominating/Corporate Governance Committee will consider the diversity of each potential candidate, including without limitation, diversity of background, gender, race, ethnic or national origin, age, and experience."

Anti-Hedging /Anti-Pledging Policy
Our Directors, NEOs and “Covered Persons” (as defined in our Securities Trading Policy) are prohibited from (i) pledging Company securities as collateral for a loan, purchasing Company securities on margin (i.e., borrow money to purchase the securities) or placing Company securities in a margin account; and (ii) directly or indirectly hedge Company securities (that is, make an investment in another security in order to reduce the risk of a loss or gain on any Company Security), whether via forward contracts, equity swaps, collars, exchange funds or otherwise. The above prohibitions do not apply to cashless exercises of stock options under the Company’s equity plans or to situations approved in advance by the Company’s General Counsel

Corporate Governance Guidelines
Audacy’s Corporate Governance Guidelines address various governance matters, including qualification and selection of Board members, stock ownership guidelines of directors and executives, annual Board performance evaluations, and executive succession.

Security Ownership Of Certain Beneficial Owners And Management

    The following table sets forth certain information, as of March 17, 2023, regarding the beneficial ownership of our common stock by: (i) each person known by us to beneficially own more than 5% percent of any class of our common stock; (ii) each of our Directors and Named Executive Officers; and (iii) all of our Directors and Named Executive Officers as a group. Each shareholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted. Shares of common stock subject to options currently exercisable or that are exercisable within sixty days are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options but are not deemed outstanding for calculating the percentage of any other person.

Name of Beneficial Owner	Common Stock				Percentages
	Class A (1)		Class B (2)
	Number of Shares Beneficially Owned (3)	Percent of Class	Number of Shares Beneficially Owned (3)	Percent of Class	Total Economic Interest (3)	Total Voting Power (3)
Joseph M. Field (4)	14,647,153	10.0%	1,295,949	32.0%	10.6%	15.7%
David J. Field (5)	5,452,584	4.2%	2,749,250	68.0%	5.4%	17.7%
David J. Berkman	222,153	*		—	*	*
Sean R. Creamer	188,381	*		—	*	*
Joel Hollander	193,931	*		—	*	*
Louise C. Kramer	425,087	*		—	*	*
Mark R. LaNeve	192,297	*		—	*	*
Susan K. Neely	160,886	*		—	*	*
Monique L. Nelson	92,873	*		—	*	*
Richard J. Schmaeling	1,045,789	*		—	*	*
Susan R Larkin	738,583	*		—	*	*
J.D. Crowley	801,300	*		—	*	*
Andrew P. Sutor, IV	538,772	*		—	*	*
All Directors and Executive Officers as a group	25,116,145	17.1%	4,045,199	100%	19.2%	36.2%
(13 persons)
BlackRock, Inc. (6)	7,995,267	5.4%	—	—	5.3%	4.6%

* Less than one percent.
1.For the purpose of calculating the percentage of Class A Common Stock held by each shareholder, the total number of shares of Class A Common Stock outstanding does not include the shares of Class A Common Stock issuable upon conversion of the outstanding shares of Class B Common Stock. The number of shares of Class A Common Stock includes all outstanding restricted stock and shares that may be acquired within sixty days through the exercise of options.

2.The Class A Common Stock and the Class B Common Stock vote together as a single class on all matters submitted to a vote of shareholders. Each share of Class A Common Stock is entitled to one vote. Each share of Class B Common Stock is entitled to ten votes, except: (a) any share not voted by either Joseph M. Field or David J. Field is entitled to one vote; (b) the holders of Class A Common Stock, voting as a separate class, are entitled to elect two Directors; (c) each share of Class B Common Stock is entitled to one vote with respect to any “going private” transactions under the Exchange Act; and (d) as required by law. The shares of Class B Common Stock are convertible in whole or in part, at the option of the holder, subject to certain conditions, into the same number of shares of Class A Common Stock.

3.With respect to Class A Common Stock: (i) the number of shares beneficially owned and the percentage of economic ownership are based on 147,067,534 shares (which includes 11,811,211 shares that are either unvested restricted stock or vested but deferred shares of restricted stock); and (ii) the percentage of voting power is based on 135,256,323 shares of Class A Common Stock (which excludes 11,811,211 shares that are either unvested restricted stock or vested but deferred shares of restricted stock, neither of which have the right to vote). With respect to Class B Common Stock, the number of shares beneficially owned, the percentage of economic ownership and the percentage of voting ownership are based on 4,045,199 shares of Class B Common Stock outstanding. The number of shares of Class A Common Stock listed for each individual includes all outstanding restricted stock and shares that may be acquired within sixty days of March 17, 2023 through the exercise of options.

4.With respect to Class A Common Stock, amounts listed for Joseph M. Field include the following: (i) 14,033,040 shares of Class A common stock with respect to which Mr. Field holds as trustee, in trust for the benefit of himself; (ii) 330,000 shares of Class A common stock beneficially owned by Mr. Field’s spouse; and (iii) 59,113 shares of Class A common stock with respect to which Mr. Field is the record holder. In addition, Mr. Field is deemed to beneficially own (a) 175,000 shares of Class A common stock deemed beneficially owned by Mr. Field as a director and officer of the Joseph and Marie Field Foundation; and (b) 50,000 shares of Class A common stock deemed beneficially owned by Mr. Field as a director and officer of the Joseph and Marie Field Family Environmental Foundation. Mr. Field disclaims beneficial ownership of all shares of Class A Common Stock owned by these foundations. With respect to Class B Common Stock, amounts listed for Joseph M. Field include 1,295,949 shares of Class B common stock with respect to which Mr. Field holds as trustee, in a family trust for the benefit of himself and his son, David J. Field. The address of this shareholder is 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.

5.With respect to Class A Common Stock, amounts listed for David J. Field include the following: (i) 3,508,246 shares of Class A common stock with respect to which Mr. Field is the record holder; (ii) 922,766 shares of Class A Common Stock held of record by Mr. Field as co-trustee of a trust for the benefit of himself; (iii) 598,286 shares of Class A Common Stock held of record by Mr. Field as co-trustee of a trust for the benefit of his children; and (iii) 423,286 shares of Class A Common Stock held of record by Mr. Field as co-trustee of a trust for the benefit of his sister’s children. The address of this shareholder is 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.

6.The address of this shareholder is 55 East 52nd Street, New York, NY 10055.

Other Information
SHAREHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

    Shareholder Director Nominations and Proposals.  Our Bylaws require that for Director nominations or proposals to be properly brought before an annual meeting by a shareholder, the shareholder must have given notice no earlier than 120 and no later than ninety days prior to the first anniversary date of the immediately preceding annual meeting of shareholders, unless the meeting is more than thirty days before or more than sixty days after such anniversary date. Accordingly, unless the 2024 Annual Meeting is held more than thirty days before or more than sixty days after the first anniversary of this year’s annual meeting, notice of shareholder Director nominations or proposals for the 2024 Annual Meeting must be received no earlier than January 25, 2024 and no later than February 24, 2024. Any such shareholder notification must comply with the requirements set forth in our Bylaws and must be submitted in writing to the Corporate Secretary, Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.

    Inclusion in Proxy Statement.  In order for a shareholder proposal to be considered for inclusion in our proxy statement, such shareholder proposals must satisfy the requirements of Rule 14a-8 of the Exchange Act.  In accordance with Rule 14a-8, any such shareholder proposal must be received at our executive office (Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103) not less than 120 calendar days before the date of our proxy statement released to shareholders in connection with the previous year’s annual meeting.  Accordingly, the deadline for notification of shareholder proposals for inclusion in our proxy statement for the 2024 Annual Meeting is December 13, 2023.

OTHER PROPOSALS

    We do not know of any other matters to be presented at the annual meeting other than those discussed in this proxy statement. If however, other matters are properly brought before the annual meeting, your proxies will be able to vote those matters at their discretion.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our executive officers and Directors, and persons who own more than ten percent of a registered class of our equity securities (“Reporting Persons”), to file reports of beneficial ownership (Forms 3, 4 and 5) of our equity securities with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on our review of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe the Reporting Persons of Audacy were in compliance with these requirements for 2022.

CORPORATE GOVERNANCE

    We have an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes and procedures in light of such developments. We comply with the rules and regulations promulgated by the Securities and Exchange Commission and the New York Stock Exchange, and implement other corporate governance practices that we believe are in the best interest of us and our shareholders.
•Code of Business Conduct and Ethics. We have adopted a Code of Business Conduct and Ethics that applies to each of our employees including our Principal Executive Officer and senior members of our finance department. Our Code of Business Conduct and Ethics is posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance.

•Board Committee Charters. Each of our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee has a committee charter as required by the rules of the New York Stock Exchange. These committee charters are posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance.

•Corporate Governance Guidelines. Our Board of Directors has established certain Corporate Governance Guidelines as required by the rules of the New York Stock Exchange. These guidelines are posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance.

•Policies and Procedures for Complaints Regarding Accounting, Internal Accounting Controls, Fraud or Auditing Matters. We have established certain policies and procedures through which employees may report concerns regarding accounting, internal accounting controls, fraud or auditing matters. A copy of our policy is posted on the “Investors” sub-page of our website located at www.audacyinc.com/investors/corporate-governance (Select “Corporate Governance”).

ANNUAL REPORT

    We are making available a copy of our 2022 Annual Report together with this proxy statement to shareholders of record on the annual meeting record date.

HOUSEHOLDING

    Brokers, banks and other nominees may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. Any shareholder who desires a separate copy, without charge, of either document may address a request to the Corporate Secretary, Audacy, Inc., 2400 Market Street, 4th Floor, Philadelphia, Pennsylvania 19103.

By Order of the Board of Directors,
Andrew P. Sutor, IV
Secretary

Philadelphia, Pennsylvania
April 11, 2023

Appendix A

ARTICLES OF AMENDMENT
TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF AUDACY, INC.

1.The name of the Corporation is Audacy, Inc. (hereinafter referred to as the “Corporation”).

2.The location and post office address of the registered office of the Corporation in the Commonwealth of Pennsylvania is c/o CT Corporation System. The registered office of the Corporation shall be deemed for venue and official publication purposes to be located in Dauphin County.

3.The Corporation was incorporated under the provisions of the Business Corporation Law, Act of May 5, 1933, as amended. The date of its incorporation is on October 21, 1968.

4.This amendment was adopted by the Corporation by action of its board of directors and shareholders under 15 Pa.C.S. § 1914.

5. Effective on the next business day following the filing of these Articles of Amendment, Article EIGHTH of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended and restated to read as follows:

Upon the effectiveness (the “Effective Time”) pursuant to the Pennsylvania Business Corporation Law, as amended, of the Articles of Amendment to these Amended and Restated Articles of Incorporation of the Corporation, the shares of Class A Common Stock and Class B Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any further action on the part of the Corporation or any of the respective holders thereof, be reclassified, combined and converted into shares of fully paid and nonassessable Class A Common Stock and Class B Common Stock, respectively, subject to the treatment of fractional share interests as described below, at a ratio determined by the committee of the Board of Directors established for such purpose between one-for two and one-for 30 (the “Reverse Stock Split Ratio”) in order to retain the listing of the Class A Common Stock on the New York Stock Exchange, and based on closing bid prices of the Class A Common Stock prior to such determination. The reclassification of the Class A Common Stock and Class B Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates and records representing shares of Class A Common Stock and Class B Common Stock prior to such reclassification shall represent the number of shares of Class A Common Stock and Class B Common Stock, respectively, into which such Class A Common Stock and Class B Common Stock prior to such reclassification shall have been reclassified pursuant to the Articles of Amendment. No fractional shares shall be issued in connection herewith and, in lieu thereof, any shareholder who would otherwise be entitled to receive a fractional share of Class A Common Stock or Class B Common Stock shall instead be entitled to receive a cash payment equal to the fraction of a share of Class A Common Stock or Class B Common Stock to which such shareholder would otherwise be entitled multiplied by the closing price per share of the Class A Common Stock on the New York Stock Exchange at the close of business on the date prior to the Effective Time. The Reverse Stock Split Ratio determined by the committee shall be disclosed in a Current Report on Form 8-K filed by the Corporation with the Securities and Exchange Commission prior to the Effective Time.

[Signature Page Follows]

IN TESTIMONY WHEREOF, the undersigned corporation has caused these articles of amendment to be signed by a duly authorized officer thereof on _____, 2023.

Audacy, Inc.

By: _____________________________
Name:
Title:

PROXY                                                     PROXY
PRELIMINARY COPY DATED MARCH 24, 2023, SUBJECT TO COMPLETION
AUDACY, INC.

PROXY FOR CLASS A COMMON STOCK
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
TUESDAY, MAY 24, 2023 AT 8:30 AM

The undersigned holder of Class A Common Stock, par value $0.01, of Audacy, Inc. (the “Company”) hereby appoints Richard J. Schmaeling and Andrew P. Sutor, IV, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class A Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held as a virtual meeting via live webcast on Tuesday, May 24, 2023 at 8:30 a.m., Eastern Daylight Time, accessible at https://web.lumiagm.com/290521398 , Password: audacy2023, and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

(Continued and to be signed on the reverse side.)

______________________________________________________________________________________________________

ANNUAL MEETING SHAREHOLDERS OF

AUDACY, INC.

May 24, 2023

CLASS A COMMON STOCK

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON
MAY 24, 2023. THE PROXY STATEMENT AND ANNUAL REPORT ARE
AVAILABLE AT www.audacyinc.com/investors.
SELECT “ANNUAL MEETING AND PROXY MATERIALS.”

Please sign, date and mail
your proxy card in the
envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE WITH RESPECT TO PROPOSALS 1, 2, 3, AND 5. THE BOARD OF DIRECTORS RECOMMENDS “THREE YEARS” WITH RESPECT TO PROPOSAL 4.

1. Election of three Other Directors in Board Class III, each with a three year term expiring at the 2026 Annual Meeting or until each such Director’s successor is duly elected and qualified.
[ ] FOR NOMINEE [ ] WITHHOLD [ ] FOR ALL EXCEPT
Directors: [ ] David J. Field [ ] Joseph M. Field [ ] David Berkman
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here (X).
_____________________________________________________________________________________________
2. Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to permit the Company to effect a reverse stock split of its outstanding Class A and Class B Common Stock, at a ratio within a range between one-for-two and one-for-30, subject to and as determined by a committee appointed by the Board of Directors.
[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________3. Advisory resolution to approve the Company’s executive compensation
[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
4. To conduct an advisory vote on the frequency of future advisory votes on executive compensation.
[ ] 1 YEAR [ ] 2 YEARS [ ] 3 YEARS [ ] ABSTAIN
_____________________________________________________________________________________________
5. To ratify the Selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 .
[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
6. To transact such other business as may properly come before the Annual Meeting and/or any adjournments thereof.
_____________________________________________________________________________________________
The undersigned acknowledges access to the Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1 - 5 are fully explained.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.
______________________ ________ _____________________ ________
Signature of Shareholder Date Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted via this method.

PROXY                                                 PROXY
PRELIMINARY COPY DATED MARCH 24, 2023, SUBJECT TO COMPLETION
AUDACY, INC.

PROXY FOR CLASS B COMMON STOCK
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
TUESDAY, MAY 24, 2023 AT 8:30 AM

The undersigned holder of Class B Common Stock, par value $0.01, of Audacy, Inc. (the “Company”) hereby appoints David J. Field, Joseph M. Field and Andrew P. Sutor, IV, or any of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all Class B Common Stock of the Company that the undersigned shareholder would be entitled to vote if personally present at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held as a virtual meeting via live webcast on Tuesday, May 24, 2023 at 8:30 a.m., Eastern Daylight Time, accessible at https://web.lumiagm.com/290521398 , Password: audacy2023, , and at any adjournments or postponements of the Annual Meeting. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

(Continued and to be signed on the reverse side.)

_____________________________________________________________________________________________

ANNUAL MEETING SHAREHOLDERS OF

AUDACY, INC.

May 24, 2023

CLASS B COMMON STOCK

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON
MAY 24, 2023. THE PROXY STATEMENT AND ANNUAL REPORT ARE
AVAILABLE AT www.audacyinc.com/investors.
SELECT “ANNUAL MEETING AND PROXY MATERIALS.”

Please sign, date and mail
your proxy card in the
envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE WITH RESPECT TO PROPOSALS 1, 2, 3, AND 5. THE BOARD OF DIRECTORS RECOMMENDS “THREE YEARS” WITH RESPECT TO PROPOSAL 4.

1. Election of three Other Directors in Board Class III, each with a three year term expiring at the 2026 Annual Meeting or until each such Director’s successor is duly elected and qualified.
[ ] FOR NOMINEE [ ] WITHHOLD [ ] FOR ALL EXCEPT
     Directors: [ ] David J. Field [ ] Joseph M. Field [ ] David Berkman
INSTRUCTIONS:     To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here (X).
_____________________________________________________________________________________________
2. Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to permit the Company to effect a reverse stock split of its outstanding Class A and Class B Common Stock, at a ratio within a range between one-for-two and one-for-30, subject to and as determined by a committee appointed by the Board of Directors.
[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________3. Advisory resolution to approve the Company’s executive compensation
[ ] FOR [ ] AGAINST [ ] ABSTAIN
_____________________________________________________________________________________________
4. To conduct an advisory vote on the frequency of future advisory votes on executive compensation.
[ ] 1 YEAR [ ] 2 YEARS [ ] 3 YEARS [ ] ABSTAIN
_____________________________________________________________________________________________
5. To ratify the Selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.
[ ] FOR [ ] AGAINST [ ] ABSTAIN
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6. To transact such other business as may properly come before the Annual Meeting and/or any adjournments thereof.
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The undersigned acknowledges access to the Notice of Annual Meeting of Shareholders and Proxy Statement in which Proposals 1 - 5 are fully explained.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. If you provide a proxy without indicating how you wish to vote, all of your shares will be voted at the discretion of your proxies on any matter that may be properly brought before the Annual Meeting, except to the extent such discretionary voting is not permitted by any applicable rules or regulations. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.
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Signature of Shareholder Date Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted via this method